State of Delaware
Secretary of State
Division of Corporations
Delivered 02:16 PM 12/18/2006
FILED 02:10 PM 12/18/2006
SRV 061157490 - 3414073 FILE

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
VERICHIP CORPORATION

VeriChip Corporation, a corporation organized and existing under the laws of the State of Delaware (the "***Corporation***"), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is "VeriChip Corporation." The Corporation was originally incorporated under the name "Surgical Identification Services, Inc.," and the original certificate of incorporation was filed with the Secretary of State of the State of Delaware on November 29, 2001.

2. An Amended and Restated Certificate of Incorporation (the "***Amended and Restated Certificate of Incorporation***") was filed with the Secretary of State of the State of Delaware on December 20, 2005.

2. This Second Amended and Restated Certificate of Incorporation ("***Certificate***") has been duly adopted by the Board of Directors and has been approved and adopted by the stockholders of the Corporation, in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

3. This Certificate restates, integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

4. The text of the Amended and Restated Certificate of Incorporation is hereby restated and amended to read in its entirety as follows:

ARTICLE I

NAME

The name of the corporation is VeriChip Corporation.

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the General Corporation Law of the State of Delaware (the "***DGCL***") and to possess and exercise all of the powers and privileges granted by such law and any other law of the State of Delaware.

ARTICLE III

REGISTERED AGENT

The street address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808, and the name of the Corporation's registered agent at such address is The Company Corporation.

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock.

The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 45,000,000 shares, consisting of 40,000,000 shares of common stock, par value $0.01 per share (the "***Common Stock***"), and 5,000,000 shares of preferred stock, par value $0.001 per share (the "***Preferred Stock***").

No holder of stock of any class or series of the Corporation, whether now or hereafter authorized or issued, shall be entitled, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, or of any securities convertible into stock of any class or series, or to which are attached or with which are issued warrants or rights to purchase any such stock, whether now or hereafter authorized, issued or sold, whether issued for moneys, property or services, or by way of dividend or otherwise, or any right or subscription to any thereof, other than such, if any, as the Board of Directors in its discretion may from time to time fix, pursuant to authority hereby conferred upon it; and any shares of stock or convertible obligations with warrants or rights to purchase any such stock, which the Board of Directors may determine to offer for subscription, may be sold without being first offered to any of the holders of the stock of the Corporation of any class or classes or series or may, as the Board may determine, be offered to holders of any class or classes or series of stock exclusively or to the holders of all classes or series of stock, and if offered to more than one class or series of stock, in such proportions as between such classes or series of stock as the Board of Directors, in its discretion, may determine.

Effective immediately upon the date of filing of this Certificate with the Delaware Secretary of State, every three (3) outstanding shares of Common Stock of the Corporation will be combined into and automatically become one (1) outstanding share of Common Stock of the Corporation and the authorized shares of the Corporation shall remain as set forth in this Certificate. Any fractional shares that occurs as a result of the foregoing shall be rounded up or down to the nearest whole number.

Section 4.2 Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors (the "***Board***") is hereby expressly authorized to provide for the issuance of shares of Preferred Stock in one or more classes or series and to establish from time to time the number of shares to be included in each such class or series and to fix the designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such class or series and the qualifications, limitations and restrictions thereof, as shall be stated

in the resolution(s) adopted by the Board providing for the issuance of such class or series and included in a certificate of designations (a "***Preferred Stock Designation***") filed pursuant to the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any class or series of Preferred Stock may, to the extent permitted by law, provide that such class or series shall be superior to, rank equally with or be junior to the Preferred Stock of any other class or series. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any class or series of Preferred Stock, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any class or series of the Preferred Stock authorized by and complying with the conditions of this Certificate.

(b) The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or any class or series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to another provision of this Certificate (including any Preferred Stock Designation).

Section 4.3 Common Stock.

(a) The holders of shares of Common Stock shall be entitled to one vote for each such share of Common Stock held on each matter properly submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders the holders of outstanding shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including a Preferred Stock Designation), holders of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding class or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such class or series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation).

(b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Board Powers.

The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the By-Laws ("***By-Laws***") of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate and any By-Laws; *provided, however*, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such By-Laws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate, "***Whole Board***" shall mean the total number of directors the Corporation would have if there were no vacancies.

(b) Subject to Section 5.5, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

(c) Unless and except to the extent that the By-Laws shall so require, the election of directors need not be by written ballot.

(d) There shall be no cumulative voting in the election of directors.

Section 5.3 Newly Created Directorships and Vacancies.

Subject to Section 5.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the term to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

Section 5.4 Removal.

Subject to Section 5.5, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock – Directors.

Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation).

ARTICLE VI

BY-LAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board is expressly authorized and empowered to adopt, amend, alter or repeal the By-Laws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the By-Laws. The stockholders shall, to the extent such power is at the time conferred on them by applicable law, also have the power, by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, to make, alter, amend or repeal any By-Law of the Corporation.

ARTICLE VII

MEETINGS OF STOCKHOLDERS

Section 7.1 No Action by Written Consent.

Except as otherwise required by the specific terms of any class or series of Preferred Stock as set forth in the Preferred Stock Designation with respect to such class or series, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with the DGCL as amended from time to time, and may not be taken by written consent of stockholders without a meeting.

Section 7.2 Meetings.

Except as otherwise required by law or the terms of any one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer, the President, or the Board pursuant to a resolution adopted by a majority of the Whole Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

Section 7.3 Advance Notice.

Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

Section 7.4 Location.

Meetings of stockholders may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statues) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Personal Liability.

No person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL as the same exists or hereafter may be amended. If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the liability of directors, then the liability of a director to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended. Any repeal or amendment of this Section 8.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 8.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 8.2 Indemnification.

(a) Each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "***proceeding***") by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a "***Covered Person***"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys' fees,

judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; *provided, however*, that, *except for proceedings to enforce rights to indemnification, the* Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification and advancement of expenses conferred by this Section 8.2 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition to the fullest extent authorized by the DGCL as the same exists or is hereafter amended.

(b) The rights conferred on any Covered Person by this Section 8.2 shall not be exclusive of any other rights which any Covered Person may have or hereafter acquire under law, this Certificate, the By-Laws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 8.2, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons, provided, however, that if the DGCL requires or permits the payment of such expenses incurred by a Covered Person as set forth herein in advance of the final disposition of a proceeding, such payment shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director of officer is not entitled to be indemnified under this Section or otherwise.

(e) The Corporation may, by action of its Board, provide indemnification and the advancement of expenses to such of the officers, employees and agents of the Corporation and such other persons serving at the request of the Corporation as officers, employees and agents of another corporation, partnership, joint venture, limited liability company, trust or other enterprise to such extent as is permitted by the laws of the State of Delaware as the same exists or is hereafter amended and the Board shall determine to be appropriate.

(f) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his

status as such, whether or not the Corporation would have the power to indemnify such person against such liability under Delaware law.

(g) The rights and authority conferred in this Article VIII shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate (including any Preferred Stock Designation), and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by this Certificate, the By-Laws or the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article; *provided, however*, that, notwithstanding any other provision of this Certificate, and in addition to any other vote that may be required by law or any Preferred Stock Designation, the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this Certificate.

ARTICLE X

SECTION 203 OF THE DGCL

The Corporation elects not to be governed by Section 203 of the DGCL.

ARTICLE XII

SECTION 102(B)(2) OF THE DGCL

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under §291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under §279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be

binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

IN WITNESS WHEREOF, VeriChip Corporation has caused this Certificate to be duly executed in its name and on its behalf by its Chief Executive Officer this 18th day of December, 2006.

VERICHIP CORPORATION

By:________________________________
Scott R. Silverman, Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:19 AM 09/29/2009
FILED 10:16 AM 09/29/2009
SRV 090892104 - 3414073 FILE

VERICHIP CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A PREFERRED STOCK

The undersigned, Scott R. Silverman and William J. Caragol hereby certify that:

1. They are the Chief Executive Officer and Acting Chief Financial Officer, respectively, of VeriChip Corporation, a Delaware corporation (the "Corporation").

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock, none of which shares are issued and outstanding.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.001 par value per share (the "Preferred Stock"), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series A and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of Preferred Stock, which shall consist of up to 2,000 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

TERMS OF PREFERRED STOCK

1. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation's Series A Preferred Stock (the "Series A Preferred Stock") and the number of shares so designated shall be 2,000, which shall not be subject to increase without any consent of the holders of the Series A Preferred Stock (each a "Holder" and collectively, the "Holders") as required by applicable law. Each share of Series A Preferred Stock shall have a par value of $0.001 per share.

2. Ranking and Voting. The Series A Preferred Stock shall, with respect to rights upon liquidation, winding-up or dissolution, rank:

a. senior to the Corporation's common stock, par value $0.01 per share ("Common Stock"), and any other class or series of Preferred Stock of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Preferred Stock, the "*Junior Shares*"); and

b. junior to all existing and future indebtedness of the Corporation.

Except as required by applicable law, the holders of shares of Series A Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

3. Dividends and Other Distributions. Commencing on the first anniversary of the date of the issuance of any such shares of Series A Preferred Stock (each respectively an "Issuance Date"), Holders of Series A Preferred Stock shall be entitled to receive dividends on each outstanding share of Series A Preferred Stock ("Dividends"), which shall accrue in shares of Series A Preferred Stock at a rate equal to 10.0% per annum from the Issuance Date. Accrued Dividends shall be payable annually on the anniversary of the Issuance Date. No dividend shall be payable with respect to shares of Series A Preferred Stock that are redeemed for cash or converted into shares of Common Stock prior to the first anniversary of the Issuance Date with respect to such shares.

a. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section 3 shall be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.

b. So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Junior Shares. The Common Stock shall not be redeemed while the Series A Preferred Stock is outstanding.

4. Conversion.

a. Mechanics of Conversion.

(i) Subject to the terms and conditions hereof, one or more of the Series A Preferred Stock may be converted into shares of Common Stock, at any time or times on or after (but not before) the six-month anniversary of the issuance date of such Series A Preferred Stock, at the option of Holder or the Company, by (i) if at the option of Holder, delivery of a written notice to the Company, in the form attached hereto as Exhibit A-1 (the "Holder Conversion Notice"), of the Holder's election to convert the Series A Preferred Stock, or (ii) if at the option of the Company, delivery of a written notice to Holder, in the form attached hereto as Exhibit A-2 (the "Company Conversion Notice" and, with the Holder Conversion Notice, each a "Conversion Notice"), of the Company's election to convert the Series A Preferred Stock. On the same Trading Day on which the Company has received the Holder Conversion Notice or issued the Company Conversion Notice (as the case may be) by 10:30 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Company Conversion Notice to the

Holder and the Company's transfer agent (the "Transfer Agent") and shall authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such Conversion Notice to Holder's or its designee's balance account with The Depository Trust Company (DTC) Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

(ii) No fractional shares of Common Stock are to be issued upon conversion of Series A Preferred Stock, but rather the Company shall issue to Holder scrip or warrants in registered form (certificated or uncertificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

(iii) The Holder shall not be required to deliver the original certificates for the Series A Preferred Stock in order to effect a conversion hereunder.

(iv) The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.

b. Company Conversion. In the event of a conversion of any Series A Preferred Stock pursuant to a Company Conversion Notice, the Company shall issue to the Holder of such Series A Preferred Stock a number of Conversion Shares equal to (x) the Series A Liquidation Value multiplied by (y) the number of such Series A Preferred Stock subject to the Company Conversion Notice divided by (z) the Conversion Price with respect to such Series A Preferred Stock. If the Company exercises this conversion option with respect to any Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) prior to the fourth anniversary of the issuance of such shares, then in addition to the Conversion Shares to be issued in accordance with the preceding sentence, the Company shall pay to such Holder an additional number of Conversion Shares equal to the following with respect to such converted Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock): (i) 35% of the Conversion Shares issuable in respect of such Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) if converted after the six-month anniversary of the Issuance Date but prior to the first anniversary of the Issuance Date, (ii) 27% of the Conversion Shares issuable in respect of such Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) if converted on or after the first anniversary but prior to the second anniversary of the Issuance Date, (iii) 18% of the Conversion Shares issuable in respect of such Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) if converted on or after the second anniversary but prior to the third anniversary of the Issuance Date, and (iv) 9% of the Conversion Shares issuable in respect of such Series A Preferred Stock (other than Series A Preferred Stock issued as a dividend with respect to Series A Preferred Stock) if converted on or after the third anniversary but prior to the fourth anniversary of the Issuance Date.

c. Holder Conversion. In the event of a conversion of any Series A Preferred Stock pursuant to an Holder Conversion Notice, the Company shall issue to the Holder of such Series A Preferred Stock a number of Conversion Shares equal to (x) the Series A Liquidation Value multiplied by (y) the number of such Series A Preferred Stock subject to the Company

Conversion Notice divided by (z) the Conversion Price with respect to such Series A Preferred Stock.

d. If the Company at any time on or after the date of issuance of any Preferred Stock subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Company at any time on or after such issuance date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4.c shall become effective at the close of business on the date the subdivision or combination becomes effective.

e. In addition to any adjustments pursuant to Section 4.c if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

f. Definitions. For purposes of this Section 4, the following terms shall have the following meanings:

(i) The "Conversion Price" means a price per share equal to the Closing Bid Price of a share of Common Stock on the Trading Day immediately preceding the date of the applicable Tranche Notice Date, subject to adjustment herein.

(ii) "Conversion Shares" means the shares of Common Stock issuable upon conversion of Series A Preferred Stock.

(iii) The "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink

Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder.

(iv) A "Trading Day" means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

(v) The "Trading Market" means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

(vi) A "Tranche Notice Date" with respect to a Series A Preferred Share shall mean the Tranche Notice Date established for the issuance of such Series A Preferred Stock under the stock purchase agreement pursuant to which such Series A Preferred Share was issued to the Holder thereof.

g. Failure to Timely Deliver Conversion Shares. If the Company shall fail (through no fault of Holder) to timely authorize the credit of the Holder's balance account with DTC for such number of Conversion Shares to which the Holder is entitled pursuant to a Conversion Notice, then, in addition to all other remedies available to Holder, the Company shall, subject to the availability of lawful funds therefor, pay in cash to Holder on each day that the issuance of such Conversion Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of Conversion Shares not issued to Holder on a timely basis and to which Holder is entitled and (B) the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such Conversion Shares to Holder without violating any other restrictions on the issuance of Conversion Shares to the Holder, including the foregoing clause (h) below. In addition to the foregoing, if after the Company's receipt of the applicable conversion delivery documents the Company shall fail (through no fault of Holder) to timely authorize the credit of the Holder's balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder's exercise hereunder, and the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Conversion Shares issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within one Trading Day after the Holder's request and in the Holder's discretion, either (i) pay cash, subject to the availability of lawful funds therefor, to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to credit such Holder's balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder's exercise hereunder and to issue such Conversion Shares shall terminate, or (ii) promptly honor its obligation to credit such Holder's balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder's exercise hereunder and pay cash, subject to the availability of lawful funds therefor, to the Holder in an amount equal to the excess

(if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock sold by Holder in satisfaction of its obligations, times (B) the Closing Bid Price on the date of exercise.

h. Conversion Limitation. Notwithstanding any other provision in this Agreement, at no time may the Company or Holder deliver a Conversion Notice if the number of Conversion Shares to be received pursuant to such Conversion Notice, aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by Holder, would result in Holder owning, on the date of delivery of the Conversion Notice, more than 9.99% of all Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, as of any date, the aggregate number of shares of Common Stock into which the Preferred Stock are convertible within 61 days, together with all other shares of Common Stock then beneficially (or deemed beneficially) owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by Holder and its affiliates (as such term is defined in Rule 12b-2 under the Exchange Act), shall not exceed 9.99% of the total outstanding shares of Common Stock as of such date.

i. Disputes. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the number of Conversion Shares issued or issuable hereunder, the Company shall promptly issue to Holder the number of Conversion Shares that are not disputed and resolve such dispute as follows. The Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within two (2) Trading Days of delivery of the Conversion Notice giving rise to such dispute, as the case may be, to Holder. If Holder and the Company are unable to agree upon such determination or calculation of the Conversion Price or the number of Conversion Shares within three (3) Trading Days of such disputed determination or arithmetic calculation being submitted to Holder, then the Company shall, within two (2) Trading Days, submit via facsimile or electronic mail (a) the disputed determination of the Conversion Price or arithmetic calculation to an independent, reputable investment bank or independent registered public accounting firm selected by Holder subject to the Company's approval, which may not be unreasonably withheld or delayed, or (b) the disputed arithmetic calculation to the Company's independent registered public accounting firm. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and Holder of the results no later than three (3) Trading Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

5. Liquidation.

a. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, before any distribution or payment shall be made to the holders of any Junior Shares by reason of their ownership thereof, the Holders of Series A Preferred Stock shall first be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series A Preferred Stock equal to $10,000.00 (the "Series A Liquidation Value"). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the

shares of Series A Preferred Stock are not paid in full, the holders of shares of Series A Preferred Stock shall share equally and ratably in any distribution of assets of the Corporation in proportion to the liquidation preference to which each such holder is entitled.

b. After payment has been made to the Holders of the Series A Preferred Stock of the full amount of the Series A Liquidation Value, any remaining assets of the Corporation shall be distributed among the holders of the Junior Shares in accordance with the Corporation's Certificates of Designations and Certificate of Incorporation.

c. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make payment in full to all Holders, then such assets shall be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

6. Redemption. The Company may redeem, for cash, any or all of the Series A Preferred Stock at any time at the redemption price per share equal to the Series A Liquidation Value, plus any accrued but unpaid dividends with respect to such shares of Series A Preferred Stock (the "Redemption Price"). If the Company exercises this redemption option with respect to any Series A Preferred Stock (other than shares of Series A Preferred Stock issued as a dividend with respect to shares of Series A Preferred Stock) prior to the fourth anniversary of the issuance of such shares, then in addition to the Redemption Price, the Company shall pay to holder a make-whole price per share equal to the following with respect to such redeemed shares (other than shares of Series A Preferred Stock issued as a dividend with respect to shares of Series A Preferred Stock): (i) 35% of the Series A Liquidation Value if redeemed prior to the first anniversary of the Issuance Date, (ii) 27% of the Series A Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the Issuance Date, (iii) 18% of the Series A Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the Issuance Date, and (iv) 9% of the Series A Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the Issuance Date.

7. Transferability. The Series A Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of ("Transfer") in accordance with state and federal securities laws. The Corporation shall keep at its principal office, or at the offices of the Transfer Agent, a register of the Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, shall execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the Holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

8. Miscellaneous.

a. Notices. Any and all notices to the Corporation shall be addressed to the Corporation's Chief Executive Officer or Chief Financial Officer at the Corporation's principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices

or other communications or deliveries to be provided by the Corporation to any Holder hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section prior to 5:30 p.m. Eastern time, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b. Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation shall, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such series represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

c. Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, president, chief financial officer, or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designations of Preferences, Rights and Limitations of Series A Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 29th day of September 2009.

By: ______________________

Name: Scott R. Silverman

Title: Chief Executive Officer

By: ______________________

Name: William J. Caragol

Title: Acting Chief Financial Officer

Exhibit A-1

Form of Investor Conversion Notice

INVESTOR CONVERSION NOTICE

The undersigned hereby exercises the right to purchase ______________ shares of Common Stock ("Conversion Shares") of VeriChip Corporation, a Delaware corporation ("Company"), upon conversion of __________ shares of Series A Preferred Stock. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Convertible Preferred Stock Purchase Agreement dated September 29, 2009, by and between the Company and the Investor referred to therein.

Unless otherwise instructed by the holder, the Company will issue said shares in electronic form to the Deposit/Withdrawal at Custodian (DWAC) account of the holder with Depository Trust Company (DTC) pursuant to account information previously provided to Company by the holder.

____

By:___________________________

Name:_________________________

Title:__________________________

Exhibit A-2

Form of Company Conversion Notice

VeriChip Corporation, a Delaware corporation ("Company") hereby exercises the right to cause the purchase of _______________ shares of its Common Stock ("Conversion Shares"), upon conversion of ___________ shares of Series A Preferred Stock of the Company held by the holder thereof. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Convertible Preferred Stock Purchase Agreement dated September 29, 2009, by and between the Company and the Investor referred to therein.

Unless otherwise instructed by the holder, the Company will issue said shares in electronic form to the Deposit/Withdrawal at Custodian (DWAC) account of the holder with Depository Trust Company (DTC) pursuant to account information previously provided to Company by the holder.

VERICHIP CORPORATION

By:_________________________
Name:_______________________
Title:________________________

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VERICHIP CORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is VeriChip Corporation.

2. The Certificate of Incorporation of the Corporation is hereby amended by changing the Article numbered "I" so that, as amended, said Article shall be and read as follows:

ARTICLE I
NAME

The name of the corporation is PositiveID Corporation.

3. The Certificate of Incorporation of the Corporation is hereby amended by changing the first paragraph of the Article numbered "IV" so that, as amended, said paragraph of said Article shall be and read as follows:

ARTICLE IV
CAPITALIZATION

The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 75,000,000 shares, consisting of 70,000,000 shares of common stock, par value $0.01 per share (the "*Common Stock*") and 5,000,000 shares of preferred stock, par value $0.001 per shares (the "*Preferred Stock*").

4. Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held, on November 10, 2009 upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

5. The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

NOW, THEREFORE, the Corporation has caused this Certificate to be signed this 10th day of November, 2009.

By: [signature]
Name: William J. Caragol
Title: President and Chief Financial Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:54 AM 11/10/2009
FILED 10:54 AM 11/10/2009
SRV 091004614 - 3414073 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:30 PM 04/28/2010
FILED 07:28 PM 04/28/2010
SRV 100438361 - 3414073 FILE

POSITIVEID CORPORATION

CERTIFICATE OF DESIGNATIONS
OF PREFERENCES, RIGHTS AND LIMITATIONS
OF
SERIES B PREFERRED STOCK

The undersigned, Scott R. Silverman and William J. Caragol hereby certify that:

1. They are the Chief Executive Officer and President and Chief Financial Officer, respectively, of PositiveID Corporation, a Delaware corporation (the "Corporation").

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.001 par value per share (the "Preferred Stock"), issuable from time to time in one or more series, of which 2,000 shares have previously been designed as Series A Preferred Stock, with 462 shares of Series A Preferred Stock currently issued and outstanding;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of Preferred Stock, which shall consist of up to 1,600 shares of the Preferred Stock which the Corporation has the authority to issue, with face value of $10,000.00 per share, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

TERMS OF PREFERRED STOCK

1. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation's Series B Preferred Stock (the "Series B Preferred Stock") and the number of shares so designated shall be 1,600 (which shall not be subject to increase without any consent of the holders of the Series B Preferred Stock (each a "Holder" and collectively, the "Holders") that may be required by applicable law. Each share of Series B Preferred Stock shall have a par value of $0.001 per share.

2. Ranking and Voting.

a. Ranking. The Series B Preferred Stock shall, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (i) senior to the Corporation's common stock, par value $0.01 per share ("Common Stock"), and any other class or series of preferred stock of the Corporation except as set forth in clause (ii) below (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Preferred Stock, the "Junior Securities"); and (ii) junior to the Series A Preferred Stock and all existing and future indebtedness of the Corporation (the "Senior Securities").

b. Voting. Except as required by applicable law or as set forth herein, the holders of shares of Series B Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

3. Dividends and Other Distributions. Commencing on the date of the issuance of any such shares of Series B Preferred Stock (each respectively an "Issuance Date"), Holders of Series B Preferred Stock shall be entitled to receive annual dividends on each outstanding share of Series B Preferred Stock ("Dividends"), which shall accrue in shares of Series B Preferred Stock at a rate equal to 10.0% per annum from the Issuance Date. Accrued Dividends shall be payable upon redemption of the Series B Preferred Stock in accordance with Section 6.

a. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section 3 shall be made based on a 365-day year and on the number of days actually elapsed during the applicable period, compounded annually.

b. So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to the Series B Preferred Stock or any Junior Securities.

4. Protective Provision. So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative approval of the Holders of a majority of the shares of the Series B Preferred Stock then outstanding (voting as a class) where such vote is required by applicable law: (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend this Certificate of Designations, (b) authorize or create any class of stock ranking as to distribution of assets upon a liquidation senior to or otherwise pari passu with the Series B Preferred Stock, (c) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series B Preferred Stock, or (e) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below).

a. A "Deemed Liquidation Event" shall mean: (i) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of

capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly-owned subsidiary of the Corporation.

b. The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Section 4(a) unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Section 5.

5. Liquidation.

a. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation and any liquidation preferences to the Senior Securities, before any distribution or payment shall be made to the holders of any Junior Securities by reason of their ownership thereof, the Holders of Series B Preferred Stock shall first be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each outstanding share of Series B Preferred Stock equal to $10,000.00 (the "Original Series B Issue Price"), plus any accrued but unpaid Dividends thereon (collectively, the "Series B Liquidation Value"). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series B Preferred Stock are not paid in full, the holders of shares of Series B Preferred Stock shall share equally and ratably in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled.

b. After payment has been made to the Holders of the Series B Preferred Stock of the full amount of the Series B Liquidation Value, any remaining assets of the Corporation shall be distributed among the holders of the Corporation's Junior Securities in accordance with the Corporation's Certificates of Designations and Certificate of Incorporation.

c. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make payment in full to all Holders, then such assets shall be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

6. Redemption.

a. Corporation's Redemption Option. Upon or after the fourth anniversary of the initial Issuance Date, the Corporation shall have the right, at the Corporation's option, to redeem all or a portion of the shares of Series B Preferred Stock, at a price per share equal to 100% of the Series B Liquidation Value (the "Corporation Redemption Price").

b. Early Redemption. Prior to redemption pursuant to Section 6(a) hereof, the Corporation shall have the right, at the Corporation's option, to redeem all or a portion of the shares of Series B Preferred Stock, at a price per share equal to the Corporation Redemption Price plus: (i) 35% of the Series B Liquidation Value if redeemed prior to the first anniversary of the Issuance Date, (ii) 27% of the Series B Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the Issuance Date, (iii) 18% of the Series B Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the Issuance Date, and (iv) 9% of the Series B Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the Issuance Date.

c. Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation shall redeem the Series B Preferred Stock at the Corporation Redemption Price (plus the premium for early redemption set forth in Section 6(b) above if applicable).

d. Mechanics of Redemption. If the Corporation elects to redeem any of the Holders' Series B Preferred Stock then outstanding, it shall do so by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Corporation") to each Holder, which Notice of Redemption at Option of Corporation shall indicate (A) the number of shares of Series B Preferred Stock that the Corporation is electing to redeem and (B) the Corporation Redemption Price (plus the premium for early redemption pursuant to Section 6(b) if applicable).

e. Payment of Redemption Price. Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder shall promptly submit to the Corporation such Holder's Series B Preferred Stock certificates. Upon receipt of such Holder's Series B Preferred Stock certificates, the Corporation shall pay the Corporation Redemption Price (plus the premium for early redemption pursuant to Section 6(b) if applicable), to such Holder, at the Corporation's sole option either (i) in cash, or (ii) by offset against any outstanding note payable from Holder or its affiliates to the Corporation that was issued by Holder or its affiliates.

7. Transferability. The Series B Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of ("Transfer") in accordance with state and federal securities laws. The Corporation shall keep at its principal office, or at the offices of the transfer agent, a register of the Series B Preferred Stock. In connection with any such transfer, upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, shall execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is

requested by the Holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

8. Miscellaneous.

a. Notices. Any and all notices to the Corporation shall be addressed to the Corporation's President or Chief Executive Officer at the Corporation's principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 8 prior to 5:30 p.m. Eastern time, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b. Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series B Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own indemnity agreement shall be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation shall, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

c. Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designations this 28th day of April, 2010.

By: ________________
Name: Scott R. Silverman
Title: Chief Executive Officer

By: ________________
Name: William J. Caragol
Title: President and Chief Financial Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:58 PM 10/13/2010
FILED 01:52 PM 10/13/2010
SRV 100991640 - 3414073 FILE

Certificate of Elimination

To Eliminate the
Series A Preferred Stock
of
PositiveID Corporation

PositiveID Corporation, a company organized and existing under the General Corporation Law of the State of Delaware (the "Company"), hereby certifies:

FIRST: That the Board of Directors of the Company adopted the following resolutions at a duly called and noticed meeting of the Board of Directors:

"Elimination of the Series A Preferred Stock

WHEREAS, pursuant to authority expressly granted by the provisions of the Certificate of Incorporation of the Company, the Board of Directors of the Company created and authorized the issuance of a series of preferred stock, designated "Series A Preferred Stock", par value $0.001 per share, of the Company (the "Series A Preferred Stock"), consisting of 2,000 shares, and thereby fixed the designation, dividend rights, voting powers, rights on liquidation or dissolution and other preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the shares of such series (in addition to any thereof set forth in the Certificate of Incorporation that are applicable to the Company's preferred stock of all series) as set forth in a Certificate of Designations of Preferences, Rights, and Limitations with respect to such series filed with the Secretary of State of the State of Delaware on September 29, 2009 (as amended, the "Certificate of Designations"); and

WHEREAS, the Company has exchanged all shares of the authorized and previously issued shares of Series A Preferred Stock, and as a result none of the authorized shares of Series A Preferred Stock are outstanding and none will be issued.

NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable and in the best interest of the Company that the Company eliminate all authorized shares of Series A Preferred Stock and that, in connection with such elimination of the Series A Preferred Stock, the Company eliminate in all respects the Certificate of Designations; and further

RESOLVED, that for purposes of these resolutions the term "Appropriate Officer" shall mean and include the Chief Executive Officer and the President of the Company, and each of them, and shall also mean and include the Secretary and any Assistant Secretary, and each of them, where necessary or convenient to attest to any act of any of the aforesaid officers by and on behalf of the Company, whether under the seal of the Company or not; and further

RESOLVED, that the elimination of all of the authorized shares of Series A Preferred Stock and the elimination in all respects of the Certificate of Designations be, and hereby are, authorized and approved, and the Appropriate Officers are, and each of them hereby is, authorized, empowered and directed to execute and acknowledge a Certificate of Elimination

reflecting the elimination of all of the authorized shares of Series A Preferred Stock and the elimination in all respects of the Certificate of Designations, and to file such Certificate of Elimination with the Secretary of State of the State of Delaware."

SECOND: That the Certificate of Designations with respect to the Series A Preferred Stock was filed in the office of the Secretary of State of the State of Delaware on September 29, 2009. None of the authorized shares of Series A Preferred Stock are outstanding and none will be issued.

THIRD: That in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Company is hereby amended to eliminate all reference to the Series A Preferred Stock.

[Signatures set forth on following page.]

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed as of October 13, 2010.

POSITIVEID CORPORATION

William J. Caragol
President and Chief Financial Officer

ATTEST:

Allison Tomek
Secretary

1762086_v2

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:18 PM 03/14/2011
FILED 02:16 PM 03/14/2011
SRV 110294182 - 3414073 FILE

POSITIVEID CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES C PREFERRED STOCK

The undersigned, Scott R. Silverman and William J. Caragol hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of PositiveID Corporation, a Delaware corporation (the "Corporation").

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.001 par value per share (the "Preferred Stock"), issuable from time to time in one or more series, of which 1,600 shares have been previously designated as Series B Preferred Stock, with 420 shares of Series B Preferred Stock currently issued and outstanding;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of Preferred Stock, which shall consist of up to 400 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

TERMS OF PREFERRED STOCK

1. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation's Series C Preferred Stock (the "Series C Preferred Stock") and the number of shares so designated shall be 400, which shall not be subject to increase without any consent of the holders of the Series C Preferred Stock (each a "Holder" and collectively, the "Holders") as required by applicable law. Each share of Series C Preferred Stock shall have a par value of $0.001 per share.

2. Ranking and Voting. The Series C Preferred Stock shall, with respect to rights upon liquidation, winding-up or dissolution, rank:

a. senior to the Corporation's common stock, par value $0.01 per share ("Common Stock"), and any other class or series of Preferred Stock of the Corporation, including the Series B Preferred Stock (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Preferred Stock, the "Junior Shares"); and

b. junior to all existing and future indebtedness of the Corporation.

Except as required by applicable law, the holders of shares of Series C Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

3. Dividends and Other Distributions. Commencing on the first anniversary of the date of the issuance of any such shares of Series C Preferred Stock (each respectively an "Issuance Date"), Holders of Series C Preferred Stock shall be entitled to receive dividends on each outstanding share of Series C Preferred Stock ("Dividends"), which shall accrue in shares of Series C Preferred Stock at a rate equal to 10.0% per annum from the Issuance Date. Accrued Dividends shall be payable annually on the anniversary of the Issuance Date. No dividend shall be payable with respect to shares of Series C Preferred Stock that are redeemed for cash or converted into shares of Common Stock prior to the first anniversary of the Issuance Date with respect to such shares.

a. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section 3 shall be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.

b. So long as any shares of Series C Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Junior Shares. The Common Stock shall not be redeemed while the Series C Preferred Stock is outstanding.

4. Conversion.

a. Mechanics of Conversion.

(i) Subject to the terms and conditions hereof, one or more of the Series C Preferred Stock may be converted into shares of Common Stock, at any time or times on or after (but not before) the six-month anniversary of the issuance date of such Series C Preferred Stock, at the option of Holder or the Company, by (i) if at the option of Holder, delivery of a written notice to the Company, in the form attached hereto as Exhibit A-1 (the "Holder Conversion Notice"), of the Holder's election to convert the Series C Preferred Stock, or (ii) if at the option of the Company, delivery of a written notice to Holder, in the form attached hereto as Exhibit A-2 (the "Company Conversion Notice" and, with the Holder Conversion Notice, each a "Conversion Notice"), of the Company's election to convert the Series C Preferred Stock. On the same Trading Day on which the Company has received the Holder Conversion Notice or issued the Company Conversion Notice (as the case may be) by 10:30 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Company Conversion Notice to the

Holder and the Company's transfer agent (the "Transfer Agent") and shall authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such Conversion Notice to Holder's or its designee's balance account with The Depository Trust Company (DTC) Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

(ii) No fractional shares of Common Stock are to be issued upon conversion of Series C Preferred Stock, but rather the Company shall issue to Holder scrip or warrants in registered form (certificated or uncertificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

(iii) The Holder shall not be required to deliver the original certificates for the Series C Preferred Stock in order to effect a conversion hereunder.

(iv) The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.

b. Company Conversion. In the event of a conversion of any Series C Preferred Stock pursuant to a Company Conversion Notice, the Company shall issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (x) the Series C Liquidation Value multiplied by (y) the number of such Series C Preferred Stock subject to the Company Conversion Notice divided by (z) the Conversion Price with respect to such Series C Preferred Stock. If the Company exercises this conversion option with respect to any Series C Preferred Stock (other than Series C Preferred Stock issued as a dividend with respect to Series C Preferred Stock) prior to the fourth anniversary of the issuance of such shares, then in addition to the Conversion Shares to be issued in accordance with the preceding sentence, the Company shall pay to such Holder an additional number of Conversion Shares equal to the following with respect to such converted Series C Preferred Stock (other than Series C Preferred Stock issued as a dividend with respect to Series C Preferred Stock): (i) 35% of the Conversion Shares issuable in respect of such Series C Preferred Stock (other than Series C Preferred Stock issued as a dividend with respect to Series C Preferred Stock) if converted after the six-month anniversary of the Issuance Date but prior to the first anniversary of the Issuance Date, (ii) 27% of the Conversion Shares issuable in respect of such Series C Preferred Stock (other than Series C Preferred Stock issued as a dividend with respect to Series C Preferred Stock) if converted on or after the first anniversary but prior to the second anniversary of the Issuance Date, (iii) 18% of the Conversion Shares issuable in respect of such Series C Preferred Stock (other than Series C Preferred Stock issued as a dividend with respect to Series C Preferred Stock) if converted on or after the second anniversary but prior to the third anniversary of the Issuance Date, and (iv) 9% of the Conversion Shares issuable in respect of such Series C Preferred Stock (other than Series C Preferred Stock issued as a dividend with respect to Series C Preferred Stock) if converted on or after the third anniversary but prior to the fourth anniversary of the Issuance Date.

c. Holder Conversion. In the event of a conversion of any Series C Preferred Stock pursuant to an Holder Conversion Notice, the Company shall issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (x) the Series C Liquidation Value multiplied by (y) the number of such Series C Preferred Stock subject to the Company

Conversion Notice divided by (z) the Conversion Price with respect to such Series C Preferred Stock.

d. If the Company at any time on or after the date of issuance of any Preferred Stock subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Company at any time on or after such issuance date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4.c shall become effective at the close of business on the date the subdivision or combination becomes effective.

e. In addition to any adjustments pursuant to Section 4.c if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

f. Definitions. For purposes of this Section 4, the following terms shall have the following meanings:

(i) The "Conversion Price" means a price per share equal to the Closing Bid Price of a share of Common Stock on the Trading Day immediately preceding the date of the applicable Tranche Notice Date, subject to adjustment herein.

(ii) "Conversion Shares" means the shares of Common Stock issuable upon conversion of Series C Preferred Stock.

(iii) The "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink

Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder.

(iv) A "Trading Day" means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

(v) The "Trading Market" means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

(vi) A "Tranche Notice Date" with respect to a Series C Preferred Share shall mean the Tranche Notice Date established for the issuance of such Series C Preferred Stock under the stock purchase agreement pursuant to which such Series C Preferred Share was issued to the Holder thereof.

g. Failure to Timely Deliver Conversion Shares. If the Company shall fail (through no fault of Holder) to timely authorize the credit of the Holder's balance account with DTC for such number of Conversion Shares to which the Holder is entitled pursuant to a Conversion Notice, then, in addition to all other remedies available to Holder, the Company shall, subject to the availability of lawful funds therefor, pay in cash to Holder on each day that the issuance of such Conversion Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of Conversion Shares not issued to Holder on a timely basis and to which Holder is entitled and (B) the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such Conversion Shares to Holder without violating any other restrictions on the issuance of Conversion Shares to the Holder, including the foregoing clause (h) below. In addition to the foregoing, if after the Company's receipt of the applicable conversion delivery documents the Company shall fail (through no fault of Holder) to timely authorize the credit of the Holder's balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder's exercise hereunder, and the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Conversion Shares issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within one Trading Day after the Holder's request and in the Holder's discretion, either (i) pay cash, subject to the availability of lawful funds therefor, to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to credit such Holder's balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder's exercise hereunder and to issue such Conversion Shares shall terminate, or (ii) promptly honor its obligation to credit such Holder's balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder's exercise hereunder and pay cash, subject to the availability of lawful funds therefor, to the Holder in an amount equal to the excess

(if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock sold by Holder in satisfaction of its obligations, times (B) the Closing Bid Price on the date of exercise.

h. Conversion Limitation. i. Notwithstanding any other provision in this Agreement, at no time may the Company or Holder deliver a Conversion Notice if the number of Conversion Shares to be received pursuant to such Conversion Notice, aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by Holder, would result in Holder owning, on the date of delivery of the Conversion Notice, more than 9.99% of all Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, as of any date, the aggregate number of shares of Common Stock into which the Preferred Stock are convertible within 61 days, together with all other shares of Common Stock then beneficially (or deemed beneficially) owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by Holder and its affiliates (as such term is defined in Rule 12b-2 under the Exchange Act), shall not exceed 9.99% of the total outstanding shares of Common Stock as of such date.

ii. Until Stockholder Approval (as defined below) is obtained, or the Holder obtains an opinion of counsel reasonably satisfactory to the Company and its counsel that such approval is not required, both the Holder and the Company shall be prohibited from delivering a Conversion Notice if, as a result of such exercise, the aggregate number of Conversion Shares issued hereunder, when aggregated with any shares of Common Stock issued to Holder or any affiliate of Holder under any other agreements or arrangements between the Company and the Holder or any applicable affiliate of the Holder, such aggregate number would, under Nasdaq Marketplace rules (or the rules of any other exchange where the shares of Common Stock are listed), exceed the Cap Amount (as defined below). If delivery of a Conversion Notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Company shall, upon the written request of the Holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein and the other Transaction Documents ("Stockholder Approval"). For purposes hereof, "Cap Amount" means 19.99% of the Common Stock outstanding as calculated and determined in accordance with the Nasdaq Marketplace rules (subject to adjustment upon a stock split, stock dividend or similar event).

i. Disputes. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the number of Conversion Shares issued or issuable hereunder, the Company shall promptly issue to Holder the number of Conversion Shares that are not disputed and resolve such dispute as follows. The Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within two (2) Trading Days of delivery of the Conversion Notice giving rise to such dispute, as the case may be, to Holder. If Holder and the Company are unable to agree upon such determination or calculation of the Conversion Price or the number of Conversion Shares within three (3) Trading Days of

such disputed determination or arithmetic calculation being submitted to Holder, then the Company shall, within two (2) Trading Days, submit via facsimile or electronic mail (a) the disputed determination of the Conversion Price or arithmetic calculation to an independent, reputable investment bank or independent registered public accounting firm selected by Holder subject to the Company's approval, which may not be unreasonably withheld or delayed, or (b) the disputed arithmetic calculation to the Company's independent registered public accounting firm. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and Holder of the results no later than three (3) Trading Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

5. Liquidation.

a. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, before any distribution or payment shall be made to the holders of any Junior Shares by reason of their ownership thereof, the Holders of Series C Preferred Stock shall first be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series C Preferred Stock equal to $10,000.00 (the "Series C Liquidation Value"). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series C Preferred Stock are not paid in full, the holders of shares of Series C Preferred Stock shall share equally and ratably in any distribution of assets of the Corporation in proportion to the liquidation preference to which each such holder is entitled.

b. After payment has been made to the Holders of the Series C Preferred Stock of the full amount of the Series C Liquidation Value, any remaining assets of the Corporation shall be distributed among the holders of the Junior Shares in accordance with the Corporation's Certificates of Designations and Certificate of Incorporation.

c. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make payment in full to all Holders, then such assets shall be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

6. Redemption. The Company may redeem, for cash, any or all of the Series C Preferred Stock at any time at the redemption price per share equal to the Series C Liquidation Value, plus any accrued but unpaid dividends with respect to such shares of Series C Preferred Stock (the "Redemption Price"). If the Company exercises this redemption option with respect to any Series C Preferred Stock (other than shares of Series C Preferred Stock issued as a dividend with respect to shares of Series C Preferred Stock) prior to the fourth anniversary of the issuance of such shares, then in addition to the Redemption Price, the Company shall pay to holder a make-whole price per share equal to the following with respect to such redeemed shares (other than shares of Series C Preferred Stock issued as a dividend with respect to shares of Series C Preferred Stock): (i) 35% of the Series C Liquidation Value if redeemed prior to the first anniversary of the Issuance Date, (ii) 27% of the Series C Liquidation Value if redeemed on

or after the first anniversary but prior to the second anniversary of the Issuance Date, (iii) 18% of the Series C Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the Issuance Date, and (iv) 9% of the Series C Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the Issuance Date.

7. Transferability. The Series C Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of ("Transfer") in accordance with state and federal securities laws. The Corporation shall keep at its principal office, or at the offices of the Transfer Agent, a register of the Series C Preferred Stock. Upon the surrender of any certificate representing Series C Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, shall execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the Holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

8. Miscellaneous.

a. Notices. Any and all notices to the Corporation shall be addressed to the Corporation's Chief Executive Officer or Chief Financial Officer at the Corporation's principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section prior to 5:30 p.m. Eastern time, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b. Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series C Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation shall, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such series represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

c. Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, president, chief financial officer, or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designations of Preferences, Rights and Limitations of Series C Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 14th day of March, 2011.

By: ______________________
Name: Scott R. Silverman
Title: Chief Executive Officer

By: ______________________
Name: William J. Caragol
Title: President and Chief Financial Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:50 PM 07/26/2011
FILED 09:50 PM 07/26/2011
SRV 110861070 - 3414073 FILE

POSITIVEID CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES D PREFERRED STOCK

The undersigned, Scott R. Silverman and William J. Caragol, hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of PositiveID Corporation, a Delaware corporation (the "**Corporation**").

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock, of which 1,600 shares have been previously designated as Series B Preferred Stock of which none are currently issued and outstanding, and 400 shares have been previously designated as Series C Preferred Stock of which 140 shares are currently issued and outstanding.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.001 par value per share (the "**Preferred Stock**"), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Certificate of Designations of Preferences, Rights and Limitations of Series D Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series D Preferred Stock, which will consist of up to 2,500 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

I. <u>Terms of Preferred Stock.</u>

A. <u>Designation, Amount and Par Value.</u> The series of Preferred Stock will be designated as the Corporation's Series D Preferred Stock (the "**Series D Preferred Stock**") and the number of shares so designated will be 2,500, which will not be subject to increase without any consent of the holders of the Series D Preferred Stock (each a "**Holder**" and collectively, the "**Holders**") that may be required by applicable law. Each share of Series D Preferred Stock will have a par value of $0.001 per share.

B. __Ranking and Voting.__

1. __Ranking.__ The Series D Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and *pari passu* in right of liquidation with the Corporation's common stock, par value $0.01 per share ("**Common Stock**"); (b) junior in right of dividends and liquidation with respect to the Series C Preferred Stock; and (c) junior to all existing and future indebtedness of the Corporation.

2. __Voting.__ Except as required by applicable law or as set forth herein, the holders of shares of Series D Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

C. __Dividends and Other Distributions.__ Commencing on the date of the issuance of any such shares of Series D Preferred Stock (each respectively an "**Issuance Date**"), Holders of Series D Preferred Stock will be entitled to receive dividends on each outstanding share of Series D Preferred Stock ("**Dividends**"), which will accrue in shares of Series D Preferred Stock at a rate equal to 7.65% per annum from the Issuance Date. Accrued Dividends will be payable upon redemption of the Series D Preferred Stock in accordance with Section I.F.

1. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section I.C. will be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.

2. So long as any shares of Series D Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock. The Common Stock will not be redeemed while the Series D Preferred Stock is outstanding.

D. __Protective Provision.__ So long as any shares of Series D Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series D Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series D Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series D Preferred Stock, (v) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (vi) enter into any agreement with respect to the foregoing.

1. A "**Deemed Liquidation Event**" will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its

subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2. The Corporation will not have the power to effect a Deemed Liquidation Event referred to in **Section I.D.1** unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with **Section I.E.**

E. Liquidation.

1. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, pari passu with any distribution or payment made to the holders of Common Stock by reason of their ownership thereof, the Holders of Series D Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series D Preferred Stock equal to $1,000.00 (the "**Original Series D Issue Price**"), plus any accrued but unpaid Dividends thereon (collectively, the "**Series D Liquidation Value**"). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series D Preferred Stock are not paid in full, the holders of shares of Series D Preferred Stock will share equally and ratably with the holders of shares of Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled

2. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F. Redemption.

1. Corporation's Redemption Option. Upon or after the seventh anniversary of the initial Issuance Date, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series D Preferred Stock, at a price per share equal to 100% of the Series D Liquidation Value (the "**Corporation Redemption Price**").

2. Early Redemption. Prior to redemption pursuant to **Section I.F.1** hereof, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series D Preferred Stock at any time or times after (but not on or before) the six-month anniversary of the issuance date of such Series D Preferred Stock, at a price per share (the "**Early Redemption Price**") equal to: (a) 149.99% of the Series D Liquidation Value if redeemed prior to the first anniversary of the initial Issuance Date, (b) 141.6% of the Series D Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial Issuance Date, (c) 133.6% of the Series D Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial Issuance Date, (d) 126.1% of the Series D Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the initial Issuance Date; (e) 119.0% of the Series D Liquidation Value if redeemed on or after the fourth anniversary but prior to the fifth anniversary of the initial Issuance Date; (f) 112.3% of the Series D Liquidation Value if redeemed on or after the fifth

anniversary but prior to the sixth anniversary of the Initial Issuance Date; (g) 106.0% of the Series D Liquidation Value if redeemed on or after the sixth anniversary but prior to the seventh anniversary of the Initial Issuance Date.

3. **Mandatory Redemption.** If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation will redeem the Series D Preferred Stock at the applicable Early Redemption Price set forth in **Section I.F.2.**

4. **Mechanics of Redemption.** If the Corporation elects to redeem any of the Holders' Series D Preferred Stock then outstanding, it will deliver written notice thereof via facsimile and overnight courier (**"Notice of Redemption at Option of Corporation"**) to each Holder, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series D Preferred Stock that the Corporation is electing to redeem and (b) the applicable Early Redemption Price or Corporation Redemption Price.

5. **Payment of Redemption Price.** Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder will promptly submit to the Corporation such Holder's Series D Preferred Stock certificates. Upon receipt of such Holder's Series D Preferred Stock certificates, the Corporation will pay the Corporation Redemption Price (plus the premium for early redemption pursuant to **Section I.F.2** if applicable calculated by subtracting the Corporation Redemption Price from the Early Redemption Price), to such Holder, at the Corporation's sole option either (a) in cash, or (b) by offset against any outstanding note payable to the Corporation from Holder, or any affiliate of Holder, that was issued by Holder or any of its affiliates in connection with the purchase of Common Stock.

G. **Conversion.**

1. **Mechanics of Conversion.**

a. Subject to the terms and conditions hereof, one or more of the Series D Preferred Stock may be converted into shares of Common Stock, at any time or times after (but not on or before) the six-month anniversary of the issuance date of such Series D Preferred Stock, at the option of Holder or the Corporation, by (i) if at the option of Holder, delivery of a written notice to the Corporation (the **"Holder Conversion Notice"**), of the Holder's election to convert the Series D Preferred Stock, or (ii) if at the option of the Corporation, delivery of a written notice to Holder (the **"Corporation Conversion Notice"** and, with the Holder Conversion Notice, each a **"Conversion Notice"**), of the Corporation's election to convert the Series D Preferred Stock. On the same Trading Day on which the Corporation has received the Holder Conversion Notice or issued the Corporation Conversion Notice (as the case may be) by 11:59 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Corporation Conversion Notice to the Holder and the Corporation's transfer agent (the **"Transfer Agent"**) and shall authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such Conversion Notice to Holder's or its designee's balance account with The Depository Trust Corporation (DTC) Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

b. No fractional shares of Common Stock are to be issued upon conversion of Series D Preferred Stock, but rather the Corporation shall issue to Holder scrip or warrants in

registered form (certificated or uncertificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

c. The Holder shall not be required to deliver the original certificates for the Series D Preferred Stock in order to effect a conversion hereunder.

d. The Corporation shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.

2. **Holder Conversion.** In the event of a conversion of any Series D Preferred Stock pursuant to an Holder Conversion Notice, the Corporation shall issue to the Holder of such Series D Preferred Stock a number of Conversion Shares equal to (a) the Corporation Redemption Price multiplied by (b) the number of such Series D Preferred Stock subject to the Holder Conversion Notice divided by (c) the Conversion Price with respect to such Series D Preferred Stock.

3. **Corporation Conversion.**

a. In the event of a conversion of any Series D Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series D Preferred Stock a number of Conversion Shares equal to (i) the Early Redemption Price multiplied by (ii) the number of such Series D Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the lower of (A) the Conversion Price with respect to such Series D Preferred Stock and (B) 85% of the average of the daily VWAPs of the Common Stock, as reported by Bloomberg, for the 20 Trading Days following Holder's receipt of the Corporation Conversion Notice; provided, however, that if the trading price of the Common Stock during any one or more of the 20 Trading Days following Holder's receipt of the Corporation Conversion Notice falls below 70% of the Closing Price on the day prior to the Corporation Conversion Notice, no Conversion Shares shall be issued under this Section 3(a).

b. In addition, in the event that the Closing Price of the Common Stock exceeds 150% of the Conversion Price with respect to a Series D Preferred Stock for any 20 consecutive Trading Days, upon a conversion of any Series D Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series D Preferred Stock a number of Conversion Shares equal to (i) the Early Redemption Price multiplied by (ii) the number of such Series D Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the Conversion Price with respect to such Series D Preferred Stock.

4. **Stock Splits.** If the Corporation at any time on or after the date of issuance of any Preferred Stock subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Corporation at any time on or after such issuance date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4.c shall become effective at the close of business on the date the subdivision or combination becomes effective.

5. **Rights.** In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common

Stock (the "**Purchase Rights**"), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6. **Definitions.** For purposes of this Section I.G, the following terms shall have the following meanings:

a. "**Announcement Date**" with respect to a share of Series D Preferred Stock shall mean the Announcement Date established for the issuance of such Series D Preferred Stock under the Preferred Stock Purchase Agreement pursuant to which such Series D Preferred Stock was issued to the Holder thereof.

b. "**Conversion Price**" means a price per share of Common Stock equal to the higher of (i) $0.50 per share of Common Stock, or (ii) 130% of the Closing Price of a share of Common Stock on the Trading Day immediately preceding the date of the applicable Announcement Date, subject to adjustment as otherwise provided herein.

c. "**Conversion Shares**" means shares of Common Stock issuable upon conversion of Series D Preferred Stock.

d. "**Closing Price**" means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the holder.

e. "**Trading Day**" means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

f. "**Trading Market**" means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

g. "**VWAP**" means, for any Trading Day, the volume-weighted average price, calculated by dividing the aggregate value of Common Stock traded on the Trading Market during

regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on the Trading Market for such Trading Day.

7. Conversion Limitation.

a. Notwithstanding any other provision, at no time may the Corporation or Holder deliver a Conversion Notice if the number of Conversion Shares to be received pursuant to such Conversion Notice, aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by Holder, would result in Holder owning, on the date of delivery of the Conversion Notice, more than 9.99% of all Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, as of any date, the aggregate number of shares of Common Stock into which the Preferred Stock are convertible within 61 days, together with all other shares of Common Stock then beneficially (or deemed beneficially) owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by Holder and its affiliates (as such term is defined in Rule 12b-2 under the Exchange Act), shall not exceed 9.99% of the total outstanding shares of Common Stock as of such date.

b. Until Stockholder Approval (as defined below) is obtained, or the Holder obtains an opinion of counsel reasonably satisfactory to the Corporation and its counsel that such approval is not required, both the Holder and the Corporation shall be prohibited from delivering a Conversion Notice if, as a result of such exercise, the aggregate number of Conversion Shares issued hereunder, when aggregated with any shares of Common Stock issued to Holder or any affiliate of Holder under any other agreements or arrangements between the Corporation and the Holder or any applicable affiliate of the Holder, such aggregate number would, under Nasdaq Marketplace rules (or the rules of any other exchange where the shares of Common Stock are listed), exceed the Cap Amount (as defined below). If delivery of a Conversion Notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Corporation shall, upon the written request of the Holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein ("Stockholder Approval"). For purposes hereof, "Cap Amount" means 19.99% of the Common Stock outstanding on the date hereof.

H. Transferability. The Series D Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of ("Transfer") in accordance with state and federal securities laws. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series D Preferred Stock. Upon the surrender of any certificate representing Series D Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

II. Miscellaneous.

A. Notices. Any and all notices to the Corporation will be addressed to the Corporation's President or Chief Executive Officer at the Corporation's principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the

facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this **Section II.A** prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

B. Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series D Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C. Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series D Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 26th day of July, 2011.

By:
Name: Scott R. Silverman
Title: Chief Executive Officer

By:
Name: William J. Caragol
Title: President and Chief Financial Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:55 PM 07/26/2011
FILED 09:55 PM 07/26/2011
SRV 110861071 - 3414073 FILE

POSITIVEID CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES E PREFERRED STOCK

The undersigned, Scott R. Silverman and William J. Caragol, hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of PositiveID Corporation, a Delaware corporation (the "**Corporation**").

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock, of which 1,600 shares have been previously designated as Series B Preferred Stock of which none are currently issued and outstanding, 400 shares have been previously designated as Series C Preferred Stock of which 140 shares are currently issued and outstanding, and 2,500 shares have been previously designated as Series D Preferred Stock of which none are currently issued and outstanding.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.001 par value per share (the "**Preferred Stock**"), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Certificate of Designations of Preferences, Rights and Limitations of Series E Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series E Preferred Stock, which will consist of up to 6,000 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

I. **Terms of Preferred Stock.**

A. **Designation, Amount and Par Value.** The series of Preferred Stock will be designated as the Corporation's Series E Preferred Stock (the "**Series E Preferred Stock**") and the number of shares so designated will be 6,000, which will not be subject to increase without any consent of the holders of the Series E Preferred Stock (each a "**Holder**" and collectively, the

"**Holders**") that may be required by applicable law. Each share of Series E Preferred Stock will have a par value of $0.001 per share.

B. Ranking and Voting.

1. **Ranking.** The Series E Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and *pari passu* in right of liquidation with the Corporation's common stock, par value $0.01 per share ("**Common Stock**"); (b) junior in right of dividends and liquidation with respect to the Series C Preferred Stock; (c) pari passu in right of dividends and liquidation with respect to the Series D Preferred Stock; and (d) junior to all existing and future indebtedness of the Corporation.

2. **Voting.** Except as required by applicable law or as set forth herein, the holders of shares of Series E Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

C. ***Dividends and Other Distributions.*** Commencing on the date of the issuance of any such shares of Series E Preferred Stock (each respectively an "**Issuance Date**"), Holders of Series E Preferred Stock will be entitled to receive dividends on each outstanding share of Series E Preferred Stock ("**Dividends**"), which will accrue in shares of Series E Preferred Stock at a rate equal to 7.65% per annum from the Issuance Date. Accrued Dividends will be payable upon redemption of the Series E Preferred Stock in accordance with **Section I.F.**

1. Any calculation of the amount of such Dividends payable pursuant to the provisions of this **Section I.C.** will be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.

2. So long as any shares of Series E Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock. The Common Stock will not be redeemed while the Series E Preferred Stock is outstanding.

D. **Protective Provision.** So long as any shares of Series E Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series E Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series E Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series E Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series E Preferred Stock, (v) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (vi) enter into any agreement with respect to the foregoing.

1. A "**Deemed Liquidation Event**" will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or

resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2. The Corporation will not have the power to effect a Deemed Liquidation Event referred to in **Section I.D.1** unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with **Section I.E.**

E. Liquidation.

1. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, pari passu with any distribution or payment made to the holders of Common Stock by reason of their ownership thereof, the Holders of Series E Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series E Preferred Stock equal to $1,000.00 (the "**Original Series E Issue Price**"), plus any accrued but unpaid Dividends thereon (collectively, the "**Series E Liquidation Value**"). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series E Preferred Stock are not paid in full, the holders of shares of Series E Preferred Stock will share equally and ratably with the holders of shares of Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled

2. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F. Redemption.

1. Corporation's Redemption Option. Upon or after the seventh anniversary of the Initial Issuance Date, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series E Preferred Stock, at a price per share equal to 100% of the Series E Liquidation Value (the "**Corporation Redemption Price**").

2. Early Redemption. Prior to redemption pursuant to **Section I.F.1** hereof, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series E Preferred Stock at any time or times after (but not on or before) the six-month anniversary of the issuance date of such Series E Preferred Stock, at a price per share (the "**Early Redemption Price**") equal to: (a) 149.99% of the Series E Liquidation Value if redeemed prior to the first anniversary of the Initial Issuance Date, (b) 141.6% of the Series E Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the Initial

Issuance Date, (c) 133.6% of the *Series B Liquidation Value* if redeemed on or after the second anniversary but prior to the third anniversary of the Initial Issuance Date, (d) 126.1% of the Series B Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the Initial Issuance Date; (e) 119.0% of the Series B Liquidation Value if redeemed on or after the fourth anniversary but prior to the fifth anniversary of the Initial Issuance Date; (f) 112.3% of the Series B Liquidation Value if redeemed on or after the fifth anniversary but prior to the sixth anniversary of the Initial Issuance Date; (g) 106.0% of the Series B Liquidation Value if redeemed on or after the sixth anniversary but prior to the seventh anniversary of the Initial Issuance Date.

3. **Mandatory Redemption.** If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation will redeem the Series B Preferred Stock at the applicable Early Redemption Price set forth in **Section I.F.2.**

4. **Mechanics of Redemption.** If the Corporation elects to redeem any of the Holders' Series B Preferred Stock then outstanding, it will deliver written notice thereof via facsimile and overnight courier (**"Notice of Redemption at Option of Corporation"**) to each Holder, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series B Preferred Stock that the Corporation is electing to redeem and (b) the applicable Early Redemption Price or Corporation Redemption Price.

5. **Payment of Redemption Price.** Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder will promptly submit to the Corporation such Holder's Series B Preferred Stock certificates. Upon receipt of such Holder's Series B Preferred Stock certificates, the Corporation will pay the Corporation Redemption Price (plus the premium for early redemption pursuant to **Section I.F.2** if applicable calculated by subtracting the Corporation Redemption Price from the Early Redemption Price), to such Holder, at the Corporation's sole option either (a) in cash, or (b) by offset against any outstanding note payable to the Corporation from Holder, or any affiliate of Holder, that was issued by Holder or any of its affiliates in connection with the purchase of Common Stock.

G. **Conversion.**

1. **Mechanics of Conversion.**

a. Subject to the terms and conditions hereof, one or more of the Series B Preferred Stock may be converted into shares of Common Stock, at any time or times after (but not on or before) the six-month anniversary of the issuance date of such Series B Preferred Stock, at the option of the Corporation, by delivery of a written notice to Holder (the **"Corporation Conversion Notice"**, of the Corporation's election to convert the Series B Preferred Stock. On the same Trading Day on which the Corporation has issued the Corporation Conversion Notice (as the case may be) by 11:59 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation of issuance of the Corporation Conversion Notice to the Holder and the Corporation's transfer agent (the **"Transfer Agent"**) and shall authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to the Corporation Conversion Notice to Holder's or its designee's balance account with The Depository Trust Corporation (DTC) Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

b. No fractional shares of Common Stock are to be issued upon conversion of Series E Preferred Stock, but rather the Corporation shall issue to Holder scrip or warrants in registered form (certificated or uncertificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

c. The Holder shall not be required to deliver the original certificates for the Series E Preferred Stock in order to effect a conversion hereunder.

d. The Corporation shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.

2. **Intentionally Omitted.**

3. **Corporation Conversion.**

a. In the event of a conversion of any Series E Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series E Preferred Stock a number of Conversion Shares equal to (i) the Early Redemption Price multiplied by (ii) the number of such Series E Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the lower of (A) the Conversion Price with respect to such Series E Preferred Stock and (B) 85% of the average of the daily VWAPs of the Common Stock, as reported by Bloomberg, for the 20 Trading Days following Holder's receipt of the Corporation Conversion Notice; provided, however, that if the trading price of the Common Stock during any one or more of the 20 Trading Days following Holder's receipt of the Corporation Conversion Notice falls below 70% of the Closing Price on the day prior to the Corporation Conversion Notice, no Conversion Shares shall be issued under this Section 3(a).

b. In addition, in the event that the Closing Price of the Common Stock exceeds 150% of the Conversion Price with respect to a Series E Preferred Stock for any 20 consecutive Trading Days, upon a conversion of any Series E Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series E Preferred Stock a number of Conversion Shares equal to (i) the Early Redemption Price multiplied by (ii) the number of such Series E Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the Conversion Price with respect to such Series E Preferred Stock.

4. **Stock Splits.** If the Corporation at any time on or after the date of issuance of any Preferred Stock subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Corporation at any time on or after such issuance date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4.c shall become effective at the close of business on the date the subdivision or combination becomes effective.

5. **Rights.** In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of

Common Stock (the "**Purchase Rights**"), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6. **Definitions.** For purposes of this Section I.G, the following terms shall have the following meanings:

a. "**Announcement Date**" with respect to a share of Series E Preferred Stock shall mean the Announcement Date established for the issuance of such Series E Preferred Stock under the Preferred Stock Purchase Agreement pursuant to which such Series E Preferred Stock was issued to the Holder thereof.

b. "**Conversion Price**" means a price per share of Common Stock equal to the higher of (i) $0.50 per share of Common Stock, or (ii) 130% of the Closing Price of a share of Common Stock on the Trading Day immediately preceding the date of the applicable Announcement Date, subject to adjustment as otherwise provided herein.

c. "**Conversion Shares**" means shares of Common Stock issuable upon conversion of Series E Preferred Stock.

d. "**Closing Price**" means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the holder.

e. "**Trading Day**" means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

f. "**Trading Market**" means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

g. "VWAP" means, for any Trading Day, the volume-weighted average price, calculated by dividing the aggregate value of Common Stock traded on the Trading Market during regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on the Trading Market for such Trading Day.

7. **Conversion Limitation.**

a. Notwithstanding any other provision, at no time may the Corporation deliver a Corporation Conversion Notice if the number of Conversion Shares to be received pursuant to such Corporation Conversion Notice, aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by Holder, would result in Holder owning, on the date of delivery of the Corporation Conversion Notice, more than 9.99% of all Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, as of any date, the aggregate number of shares of Common Stock into which the Preferred Stock are convertible within 61 days, together with all other shares of Common Stock then beneficially (or deemed beneficially) owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by Holder and its affiliates (as such term is defined in Rule 12b-2 under the Exchange Act), shall not exceed 9.99% of the total outstanding shares of Common Stock as of such date.

b. Until Stockholder Approval (as defined below) is obtained, or the Holder obtains an opinion of counsel reasonably satisfactory to the Corporation and its counsel that such approval is not required, the Corporation shall be prohibited from delivering a Corporation Conversion Notice if, as a result of such exercise, the aggregate number of Conversion Shares issued hereunder, when aggregated with any shares of Common Stock issued to Holder or any affiliate of Holder under any other agreements or arrangements between the Corporation and the Holder or any applicable affiliate of the Holder, such aggregate number would, under Nasdaq Marketplace rules (or the rules of any other exchange where the shares of Common Stock are listed), exceed the Cap Amount (as defined below). If delivery of a Corporation Conversion Notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Corporation shall, upon the written request of the Holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein ("Stockholder Approval"). For purposes hereof, "Cap Amount" means 19.99% of the Common Stock outstanding on the date hereof.

H. **Transferability.** The Series E Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of ("**Transfer**") in accordance with state and federal securities laws. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series E Preferred Stock. Upon the surrender of any certificate representing Series E Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

II. **Miscellaneous.**

A. **Notices.** Any and all notices to the Corporation will be addressed to the Corporation's President or Chief Executive Officer at the Corporation's principal place of business

on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this **Section II.A** prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

B. ***Lost or Mutilated Preferred Stock Certificate.*** Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series E Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C. **Headings.** The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series E Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 26th day of July 2011.

Signed: ____________________
Name: Scott R. Silverman
Title: Chief Executive Officer

Signed: ____________________
Name: William J. Caragol
Title: President & Chief Financial Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:40 PM 07/27/2011
FILED 10:40 PM 07/27/2011
SRV 110865839 - 3414073 FILE

POSITIVEID CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES F PREFERRED STOCK

The undersigned, Scott R. Silverman and William J. Caragol, hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of PositiveID Corporation, a Delaware corporation (the "**Corporation**").

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock, of which 1,600 shares have been previously designated as Series B Preferred Stock of which none are currently issued and outstanding, 400 shares have been previously designated as Series C Preferred Stock of which 140 shares are currently issued and outstanding, 2,500 shares have been previously designated as Series D Preferred Stock of which none are currently issued and outstanding, and 6,000 shares of have been previously designated as Series E Preferred Stock of which none are currently issued and outstanding.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.001 par value per share (the "**Preferred Stock**"), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Certificate of Designations of Preferences, Rights and Limitations of Series F Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series F Preferred Stock, which will consist of up to 2,500 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

I. Terms of Preferred Stock.

A. **Designation, Amount and Par Value.** The series of Preferred Stock will be designated as the Corporation's Series F Preferred Stock (the "**Series F Preferred Stock**") and the number of

shares so designated will be 2,500, which will not be subject to increase without any consent of the holders of the Series F Preferred Stock (each a "**Holder**" and collectively, the "**Holders**") that may be required by applicable law. Each share of Series F Preferred Stock will have a par value of $0.001 per share.

B. Ranking and Voting.

1. Ranking. The Series F Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and *pari passu* in right of liquidation with the Corporation's common stock, par value $0.01 per share ("**Common Stock**"); (b) junior in right of dividends and liquidation with respect to the Series C Preferred Stock; and (c) junior to all existing and future indebtedness of the Corporation.

2. Voting. Except as required by applicable law or as set forth herein, the holders of shares of Series F Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

C. Dividends and Other Distributions. Commencing on the date of the issuance of any such shares of Series F Preferred Stock (each respectively an "**Issuance Date**"), Holders of Series F Preferred Stock will be entitled to receive dividends on each outstanding share of Series F Preferred Stock ("**Dividends**"), which will accrue in shares of Series F Preferred Stock at a rate equal to 7.65% per annum from the Issuance Date. Accrued Dividends will be payable upon redemption of the Series F Preferred Stock in accordance with **Section I.F.**

1. Any calculation of the amount of such Dividends payable pursuant to the provisions of this **Section I.C.** will be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.

2. So long as any shares of Series F Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock. The Common Stock will not be redeemed while the Series F Preferred Stock is outstanding.

D. Protective Provision. So long as any shares of Series F Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series F Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series F Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series F Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series F Preferred Stock, (v) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (vi) enter into any agreement with respect to the foregoing.

1. A "**Deemed Liquidation Event**" will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital

stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2. The Corporation will not have the power to effect a Deemed Liquidation Event referred to in **Section I.D.1** unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with **Section I.E.**

E. Liquidation.

1. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, pari passu with any distribution or payment made to the holders of Common Stock by reason of their ownership thereof, the Holders of Series F Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series F Preferred Stock equal to $1,000.00 (the "**Original Series F Issue Price**"), plus any accrued but unpaid Dividends thereon (collectively, the "**Series F Liquidation Value**"). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series F Preferred Stock are not paid in full, the holders of shares of Series F Preferred Stock will share equally and ratably with the holders of shares of Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled

2. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F. Redemption.

1. **Corporation's Redemption Option.** Upon or after the seventh anniversary of the initial Issuance Date, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series F Preferred Stock, at a price per share equal to 100% of the Series F Liquidation Value (the "**Corporation Redemption Price**").

2. **Early Redemption.** Prior to redemption pursuant to **Section I.F.1** hereof, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series F Preferred Stock at any time or times after (but not on or before) the six-month anniversary of the issuance date of such Series F Preferred Stock, at a price per share (the "**Early Redemption Price**") equal to: (a) 149.99% of the Series F Liquidation Value if redeemed prior to the first anniversary of the initial Issuance Date, (b) 141.6% of the Series F Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial Issuance Date, (c) 133.6% of the Series F

Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial Issuance Date, (d) 126.1% of the Series F Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the Initial Issuance Date; (e) 119.0% of the Series F Liquidation Value if redeemed on or after the fourth anniversary but prior to the fifth anniversary of the initial Issuance Date; (f) 112.3% of the Series F Liquidation Value if redeemed on or after the fifth anniversary but prior to the sixth anniversary of the initial Issuance Date; (g) 106.0% of the Series F Liquidation Value if redeemed on or after the sixth anniversary but prior to the seventh anniversary of the initial Issuance Date.

3. Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation will redeem the Series F Preferred Stock at the applicable Early Redemption Price set forth in **Section I.F.2.**

4. Mechanics of Redemption. If the Corporation elects to redeem any of the Holders' Series F Preferred Stock then outstanding, it will deliver written notice thereof via facsimile and overnight courier (**"Notice of Redemption at Option of Corporation"**) to each Holder, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series F Preferred Stock that the Corporation is electing to redeem and (b) the applicable Early Redemption Price or Corporation Redemption Price.

5. Payment of Redemption Price. Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder will promptly submit to the Corporation such Holder's Series F Preferred Stock certificates. Upon receipt of such Holder's Series F Preferred Stock certificates, the Corporation will pay the Corporation Redemption Price (plus the premium for early redemption pursuant to **Section I.F.2** if applicable calculated by subtracting the Corporation Redemption Price from the Early Redemption Price), to such Holder, at the Corporation's sole option either (a) in cash, or (b) by offset against any outstanding note payable to the Corporation from Holder, or any affiliate of Holder, that was issued by Holder or any of its affiliates in connection with the purchase of Common Stock.

G. Conversion.

1. Mechanics of Conversion.

a. Subject to the terms and conditions hereof, one or more of the Series F Preferred Stock may be converted into shares of Common Stock, at any time or times after (but not on or before) the six-month anniversary of the issuance date of such Series F Preferred Stock, at the option of Holder or the Corporation, by (i) if at the option of Holder, delivery of a written notice to the Corporation (the **"Holder Conversion Notice"**), of the Holder's election to convert the Series F Preferred Stock, or (ii) if at the option of the Corporation, delivery of a written notice to Holder (the **"Corporation Conversion Notice"** and, with the Holder Conversion Notice, each a **"Conversion Notice"**), of the Corporation's election to convert the Series F Preferred Stock. On the same Trading Day on which the Corporation has received the Holder Conversion Notice or issued the Corporation Conversion Notice (as the case may be) by 11:59 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Corporation Conversion Notice to the Holder and the Corporation's transfer agent (the **"Transfer Agent"**) and shall authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such Conversion Notice to Holder's or its designee's balance account with The Depository Trust Corporation (DTC) Fast Automated Securities

Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

b. No fractional shares of Common Stock are to be issued upon conversion of Series F Preferred Stock, but rather the Corporation shall issue to Holder scrip or warrants in registered form (certificated or uncertificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

c. The Holder shall not be required to deliver the original certificates for the Series F Preferred Stock in order to effect a conversion hereunder.

d. The Corporation shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.

2. Holder Conversion. In the event of a conversion of any Series F Preferred Stock pursuant to an Holder Conversion Notice, the Corporation shall issue to the Holder of such Series F Preferred Stock a number of Conversion Shares equal to (a) the Corporation Redemption Price multiplied by (b) the number of such Series F Preferred Stock subject to the Holder Conversion Notice divided by (c) the Conversion Price with respect to such Series F Preferred Stock.

3. Corporation Conversion.

a. In the event that the Closing Price of the Common Stock exceeds 150% of the Conversion Price with respect to a Series F Preferred Stock for any 20 consecutive Trading Days, upon a conversion of any Series F Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series F Preferred Stock a number of Conversion Shares equal to (i) the Early Redemption Price multiplied by (ii) the number of such Series F Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the Conversion Price with respect to such Series F Preferred Stock.

b. In the event that the Closing Price of the Common Stock is less than 150% of the Conversion Price with respect to a Series F Preferred Stock and the Corporation elects to effectuate a conversion of any Series F Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series F Preferred Stock upon such Corporation Conversion Notice, an initial number of Conversion Shares equal to 130% of (i) the Early Redemption Price multiplied by (ii) the number of such Series F Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the lower of (A) the Conversion Price with respect to such Series F Preferred Stock and (B) 100% of the Closing Price of a share of Common Stock on the Trading Day immediately preceding the date of the Corporate Conversion Notice.

c. After 20 Trading Days, the Holder of such Series F Preferred Stock shall return or the Corporation shall issue a number of Conversion Shares such that the total number of Conversion Shares under that respective Corporation Conversion Notice equals (i) the Early Redemption Price multiplied by (ii) the number of such Series F Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the lower of (A) the Conversion Price with respect to such Series F Preferred Stock and (B) 85% of the average of the daily VWAPs of the Common Stock, as reported by Bloomberg, for the 20 Trading Days following Holder's receipt of the Corporation Conversion Notice; provided, however, that if the trading price of the Common Stock during any one or more of the 20 Trading Days following Holder's receipt of the Corporation Conversion Notice falls below 70% of the Closing Price on the day prior to the Corporation Conversion Notice, the Holder will

return to the Corporation any remaining Conversion Shares delivered under Section 3(b) and the pro rata amount of that Corporation Conversion Notice will be deemed canceled.

4. **Stock Splits.** If the Corporation at any time on or after the date of issuance of any Preferred Stock subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Corporation at any time on or after such issuance date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4.c shall become effective at the close of business on the date the subdivision or combination becomes effective.

5. **Rights.** In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "**Purchase Rights**"), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6. **Definitions.** For purposes of this Section I.G, the following terms shall have the following meanings:

a. "**Announcement Date**" with respect to a share of Series F Preferred Stock shall mean the Announcement Date established for the issuance of such Series F Preferred Stock under the Preferred Stock Purchase Agreement pursuant to which such Series F Preferred Stock was issued to the Holder thereof.

b. "**Conversion Price**" means a price per share of Common Stock equal to the higher of (i) $0.50 per share of Common Stock, or (ii) 130% of the Closing Price of a share of Common Stock on the Trading Day immediately preceding the date of the applicable Announcement Date, subject to adjustment as otherwise provided herein.

c. "**Conversion Shares**" means shares of Common Stock issuable upon conversion of Series F Preferred Stock.

d. "**Closing Price**" means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by

Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the holder.

e. **"Trading Day"** means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

f. **"Trading Market"** means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

g. **"VWAP"** means, for any Trading Day, the volume-weighted average price, calculated by dividing the aggregate value of Common Stock traded on the Trading Market during regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on the Trading Market for such Trading Day.

7. **Conversion Limitation.**

a. Notwithstanding any other provision, at no time may the Corporation or Holder deliver a Conversion Notice if the number of Conversion Shares to be received pursuant to such Conversion Notice, aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by Holder, would result in Holder owning, on the date of delivery of the Conversion Notice, more than 9.99% of all Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, as of any date, the aggregate number of shares of Common Stock into which the Preferred Stock are convertible within 61 days, together with all other shares of Common Stock then beneficially (or deemed beneficially) owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by Holder and its affiliates (as such term is defined in Rule 12b-2 under the Exchange Act), shall not exceed 9.99% of the total outstanding shares of Common Stock as of such date.

b. Until Stockholder Approval (as defined below) is obtained, or the Holder obtains an opinion of counsel reasonably satisfactory to the Corporation and its counsel that such approval is not required, both the Holder and the Corporation shall be prohibited from delivering a Conversion Notice if, as a result of such exercise, the aggregate number of Conversion Shares issued hereunder, when aggregated with any shares of Common Stock issued to Holder or any affiliate of Holder under any other agreements or arrangements between the Corporation and the Holder or any applicable affiliate of the Holder, such aggregate number would, under Nasdaq Marketplace rules (or the rules of any other exchange where the shares of Common Stock are listed), exceed the Cap Amount (as defined below). If delivery of a Conversion Notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Corporation shall, upon the written request of the Holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein ("Stockholder Approval"). For purposes hereof, "Cap Amount" means 19.99% of the Common Stock outstanding on the date hereof.

H. **Transferability.** The Series F Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of (**"Transfer"**) in accordance with state and federal securities laws.

The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series F Preferred Stock. Upon the surrender of any certificate representing Series F Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

II. **Miscellaneous.**

A. **Notices.** Any and all notices to the Corporation will be addressed to the Corporation's President or Chief Executive Officer at the Corporation's principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this **Section II.A** prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

B. **Lost or Mutilated Preferred Stock Certificate.** Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series F Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C. **Headings.** The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series F Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 27th day of July 2011.

Signed: ______________________
Name: [illegible]
Title: Chief Executive Officer

Signed: ______________________
Name: [illegible]
Title: President & Chief Financial Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:47 PM 07/27/2011
FILED 10:47 PM 07/27/2011
SRV 110865843 - 3414073 FILE

POSITIVEID CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES G PREFERRED STOCK

The undersigned, Scott R. Silverman and William J. Caragol, hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of PositiveID Corporation, a Delaware corporation (the "**Corporation**").

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock, of which 1,600 shares have been previously designated as Series B Preferred Stock of which none are currently issued and outstanding, 400 shares have been previously designated as Series C Preferred Stock of which 140 shares are currently issued and outstanding, 2,500 shares have been previously designated as Series D Preferred Stock of which none are currently issued and outstanding, 6,000 shares have been previously designated as Series E Preferred Stock of which none are currently issued and outstanding, and 2,500 shares have been previously designated as Series F Preferred Stock of which none are currently issued and outstanding.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.001 par value per share (the "**Preferred Stock**"), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Certificate of Designations of Preferences, Rights and Limitations of Series G Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series G Preferred Stock, which will consist of up to 6,000 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

I. <u>Terms of Preferred Stock.</u>

A. <u>Designation, Amount and Par Value.</u> The series of Preferred Stock will be designated as the Corporation's Series G Preferred Stock (the "**Series G Preferred Stock**") and the number of

shares so designated will be 6,000, which will not be subject to increase without any consent of the holders of the Series G Preferred Stock (each a "**Holder**" and collectively, the "**Holders**") that may be required by applicable law. Each share of Series G Preferred Stock will have a par value of $0.001 per share.

B. **Ranking and Voting.**

1. **Ranking.** The Series G Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and *pari passu* in right of liquidation with the Corporation's common stock, par value $0.01 per share ("**Common Stock**"); (b) junior in right of dividends and liquidation with respect to the Series C Preferred Stock; (c) *pari passu* in right of dividends and liquidation with respect to the Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock; and (d) junior to all existing and future indebtedness of the Corporation.

2. **Voting.** Except as required by applicable law or as set forth herein, the holders of shares of Series G Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

C. **Dividends and Other Distributions.** Commencing on the date of the issuance of any such shares of Series G Preferred Stock (each respectively an "**Issuance Date**"), Holders of Series G Preferred Stock will be entitled to receive dividends on each outstanding share of Series G Preferred Stock ("**Dividends**"), which will accrue in shares of Series G Preferred Stock at a rate equal to 7.00% per annum from the Issuance Date. Accrued Dividends will be payable upon redemption of the Series G Preferred Stock in accordance with **Section I.F.**

1. Any calculation of the amount of such Dividends payable pursuant to the provisions of this **Section I.C.** will be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.

2. So long as any shares of Series G Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock. The Common Stock will not be redeemed while the Series G Preferred Stock is outstanding.

D. **Protective Provision.** So long as any shares of Series G Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series G Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series G Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series G Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series G Preferred Stock, (v) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (vi) enter into any agreement with respect to the foregoing.

1. A "**Deemed Liquidation Event**" will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation

continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2. The Corporation will not have the power to effect a Deemed Liquidation Event referred to in **Section I.D.1** unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with **Section I.E.**

E. __Liquidation__.

1. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, pari passu with any distribution or payment made to the holders of Common Stock by reason of their ownership thereof, the Holders of Series G Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series G Preferred Stock equal to $1,000.00 (the "**Original Series G Issue Price**"), plus any accrued but unpaid Dividends thereon (collectively, the "**Series G Liquidation Value**"). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series G Preferred Stock are not paid in full, the holders of shares of Series G Preferred Stock will share equally and ratably with the holders of shares of Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled

2. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F. __Redemption__.

1. __Corporation's Redemption Option__. Upon or after the seventh anniversary of the Initial Issuance Date, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series G Preferred Stock, at a price per share equal to 100% of the Series G Liquidation Value (the "**Corporation Redemption Price**").

2. __Early Redemption__. Prior to redemption pursuant to **Section I.F.1** hereof, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series G Preferred Stock at any time or times after (but not on or before) the six-month anniversary of the issuance date of such Series G Preferred Stock, at a price per share (the "**Early Redemption Price**") equal to: (a) 143.8% of the Series G Liquidation Value if redeemed prior to the first anniversary of the

Initial Issuance Date, (b) 136.5% of the Series G Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial Issuance Date, (c) 129.6% of the Series G Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the Initial Issuance Date, (d) 123.1% of the Series G Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the Initial Issuance Date; (e) 116.9% of the Series G Liquidation Value if redeemed on or after the fourth anniversary but prior to the fifth anniversary of the Initial Issuance Date; (f) 111.0% of the Series G Liquidation Value if redeemed on or after the fifth anniversary but prior to the sixth anniversary of the Initial Issuance Date; (g) 105.4% of the Series G Liquidation Value if redeemed on or after the sixth anniversary but prior to the seventh anniversary of the Initial Issuance Date.

3. __Mandatory Redemption__. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation will redeem the Series G Preferred Stock at the applicable Early Redemption Price set forth in **Section I.F.2**.

4. **__Mechanics of Redemption__**. If the Corporation elects to redeem any of the Holders' Series G Preferred Stock then outstanding, it will deliver written notice thereof via facsimile and overnight courier (**"Notice of Redemption at Option of Corporation"**) to each Holder, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series G Preferred Stock that the Corporation is electing to redeem and (b) the applicable Early Redemption Price or Corporation Redemption Price.

5. **__Payment of Redemption Price__**. Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder will promptly submit to the Corporation such Holder's Series G Preferred Stock certificates. Upon receipt of such Holder's Series G Preferred Stock certificates, the Corporation will pay the Corporation Redemption Price (plus the premium for early redemption pursuant to **Section I.F.2** if applicable calculated by subtracting the Corporation Redemption Price from the Early Redemption Price), to such Holder, at the Corporation's sole option either (a) in cash, or (b) by offset against any outstanding note payable to the Corporation from Holder, or any affiliate of Holder, that was issued by Holder or any of its affiliates in connection with the purchase of Common Stock.

G. __Conversion.__

1. **__Mechanics of Conversion__**.

a. Subject to the terms and conditions hereof, one or more of the Series G Preferred Stock may be converted into shares of Common Stock, at any time or times after (but not on or before) the six-month anniversary of the issuance date of such Series G Preferred Stock, at the option of the Corporation, by delivery of a written notice to Holder (the **"Corporation Conversion Notice"**, of the Corporation's election to convert the Series G Preferred Stock. On the same Trading Day on which the Corporation has issued the Corporation Conversion Notice (as the case may be) by 11:59 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation of issuance of the Corporation Conversion Notice to the Holder and the Corporation's transfer agent (the **"Transfer Agent"**) and shall authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to the Corporation Conversion Notice to Holder's or its designee's balance account with The Depository Trust Corporation (DTC) Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

b. No fractional shares of Common Stock are to be issued upon conversion of Series G Preferred Stock, but rather the Corporation shall issue to Holder scrip or warrants in registered form (certificated or uncertificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

c. The Holder shall not be required to deliver the original certificates for the Series G Preferred Stock in order to effect a conversion hereunder.

d. The Corporation shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.

2. Intentionally Omitted.

3. Corporation Conversion.

a. In the event that the Closing Price of the Common Stock exceeds 150% of the Conversion Price with respect to a Series G Preferred Stock for any 20 consecutive Trading Days, upon a conversion of any Series G Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series G Preferred Stock a number of Conversion Shares equal to (i) the Early Redemption Price multiplied by (ii) the number of such Series G Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the Conversion Price with respect to such Series G Preferred Stock.

b. In the event that the Closing Price of the Common Stock is less than 150% of the Conversion Price with respect to a Series C Preferred Stock and the Corporation elects to effectuate a conversion of any Series G Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series G Preferred Stock upon such Corporation Conversion Notice, an initial number of Conversion Shares equal to 130% of (i) the Early Redemption Price multiplied by (ii) the number of such Series G Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the lower of (A) the Conversion Price with respect to such Series G Preferred Stock and (B) 100% of the Closing Price of a share of Common Stock on the Trading Day immediately preceding the date of the Corporate Conversion Notice.

c. After 20 Trading Days, the Holder of such Series G Preferred Stock shall return or the Corporation shall issue a number of Conversion Shares such that the total number of Conversion Shares under that respective Corporation Conversion Notice equals (i) the Early Redemption Price multiplied by (ii) the number of such Series G Preferred Stock subject to the Corporation Conversion Notice divided by (iii) the lower of (A) the Conversion Price with respect to such Series G Preferred Stock and (B) 85% of the average of the daily VWAPs of the Common Stock, as reported by Bloomberg, for the 20 Trading Days following Holder's receipt of the Corporation Conversion Notice; provided, however, that if the trading price of the Common Stock during any one or more of the 20 Trading Days following Holder's receipt of the Corporation Conversion Notice falls below 70% of the Closing Price on the day prior to the Corporation Conversion Notice, the Holder will return to the Corporation any remaining Conversion Shares delivered under Section 3(b) and the pro rata amount of that Corporation Conversion Notice will be deemed canceled.

4. Stock Splits. If the Corporation at any time on or after the date of issuance of any Preferred Stock subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and

the number of Conversion Shares will be proportionately increased. If the Corporation at any time on or after such issuance date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4.c shall become effective at the close of business on the date the subdivision or combination becomes effective.

5. **Rights**. In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "**Purchase Rights**"), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6. **Definitions**. For purposes of this Section I.G, the following terms shall have the following meanings:

a. "**Announcement Date**" with respect to a share of Series G Preferred Stock shall mean the Announcement Date established for the issuance of such Series G Preferred Stock under the Preferred Stock Purchase Agreement pursuant to which such Series G Preferred Stock was issued to the Holder thereof.

b. "**Conversion Price**" means a price per share of Common Stock equal to the higher of (i) $0.50 per share of Common Stock, or (ii) 130% of the Closing Price of a share of Common Stock on the Trading Day immediately preceding the date of the applicable Announcement Date, subject to adjustment as otherwise provided herein.

c. "**Conversion Shares**" means shares of Common Stock issuable upon conversion of Series G Preferred Stock.

d. "**Closing Price**" means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the holder.

e. **"Trading Day"** means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

f. **"Trading Market"** means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

g. **"VWAP"** means, for any Trading Day, the volume-weighted average price, calculated by dividing the aggregate value of Common Stock traded on the Trading Market during regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on the Trading Market for such Trading Day.

7. Conversion Limitation.

a. Notwithstanding any other provision, at no time may the Corporation deliver a Corporation Conversion Notice if the number of Conversion Shares to be received pursuant to such Corporation Conversion Notice, aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by Holder, would result in Holder owning, on the date of delivery of the Corporation Conversion Notice, more than 9.99% of all Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, as of any date, the aggregate number of shares of Common Stock into which the Preferred Stock are convertible within 61 days, together with all other shares of Common Stock then beneficially (or deemed beneficially) owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by Holder and its affiliates (as such term is defined in Rule 12b-2 under the Exchange Act), shall not exceed 9.99% of the total outstanding shares of Common Stock as of such date.

b. Until Stockholder Approval (as defined below) is obtained, or the Holder obtains an opinion of counsel reasonably satisfactory to the Corporation and its counsel that such approval is not required, the Corporation shall be prohibited from delivering a Corporation Conversion Notice if, as a result of such exercise, the aggregate number of Conversion Shares issued hereunder, when aggregated with any shares of Common Stock issued to Holder or any affiliate of Holder under any other agreements or arrangements between the Corporation and the Holder or any applicable affiliate of the Holder, such aggregate number would, under Nasdaq Marketplace rules (or the rules of any other exchange where the shares of Common Stock are listed), exceed the Cap Amount (as defined below). If delivery of a Corporation Conversion Notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Corporation shall, upon the written request of the Holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein ("Stockholder Approval"). For purposes hereof, "Cap Amount" means 19.99% of the Common Stock outstanding on the date hereof.

H. **Transferability**. The Series G Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of (**"Transfer"**) in accordance with state and federal securities laws. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series G Preferred Stock. Upon the surrender of any certificate representing Series G Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each

such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

II. **Miscellaneous.**

A. **Notices**. Any and all notices to the Corporation will be addressed to the Corporation's President or Chief Executive Officer at the Corporation's principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this **Section II.A** prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

B. **Lost or Mutilated Preferred Stock Certificate.** Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series G Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C. **Headings**. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series G Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 27th day of July 2011.

Signed: ______________________
Name: [illegible]
Title: Chief Executive Officer

Signed: ______________________
Name: William [illegible]
Title: President & Chief Financial Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:18 AM 08/11/2011
FILED 08:18 AM 08/11/2011
SRV 110909802 - 3414073 FILE

Certificate of Elimination

**To Eliminate the
Series B Preferred Stock
of
PositiveID Corporation**

PositiveID Corporation, a company organized and existing under the General Corporation Law of the State of Delaware (the "Company"), hereby certifies:

FIRST: That the Board of Directors of the Company adopted the following resolutions at a duly called and noticed meeting of the Board of Directors:

Elimination of the Series B Preferred Stock

WHEREAS, pursuant to authority expressly granted by the provisions of the Second Amended and Restated Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation"), the Board of Directors of the Company created and authorized the issuance of a series of preferred stock, designated "Series B Preferred Stock", par value $0.001 per share, of the Company (the "Series B Preferred Stock"), consisting of 1,600 shares, and thereby fixed the designation, dividend rights, voting powers, rights on liquidation or dissolution and other preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the shares of such series (in addition to any thereof set forth in the Certificate of Incorporation that are applicable to the Company's preferred stock of all series) as set forth in a Certificate of Designations of Preferences, Rights, and Limitations with respect to such series filed with the Secretary of State of the State of Delaware on April 28, 2010 (the "Certificate of Designations"); and

WHEREAS, the Company has redeemed all shares of the authorized and previously issued shares of Series B Preferred Stock, and, as a result, none of the authorized shares of Series B Preferred Stock are outstanding, and none will be issued subject to the Certificate of Designations.

NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable and in the best interest of the Company that the Company eliminate all authorized shares of Series B Preferred Stock and that, in connection with such elimination of the Series B Preferred Stock, the Company eliminate in all respects the Certificate of Designations; and further

RESOLVED, that for purposes of these resolutions the term "Appropriate Officers" shall mean and include the Chief Executive Officer and the President of the Company, and each of them, and shall also mean and include the Secretary and any Assistant Secretary, and each of them, where necessary or convenient to attest to or acknowledge any act and deed of any of the aforesaid officers by and on behalf of the Company, whether under the seal of the Company or not; and further

RESOLVED, that the elimination of all of the authorized shares of Series B Preferred Stock and the elimination in all respects of the Certificate of Designations be, and hereby are, authorized and approved, and the Appropriate Officers are, and each of them hereby is, authorized, empowered and directed to execute and acknowledge a Certificate of Elimination reflecting the elimination of all of the authorized shares of Series B Preferred Stock and the elimination in all respects of the Certificate of Designations, and to file such Certificate of Elimination with the Secretary of State of the State of Delaware."

SECOND: That the Certificate of Designations with respect to the Series B Preferred Stock was filed in the office of the Secretary of State of the State of Delaware on April 28, 2010. None of the authorized shares of Series B Preferred Stock are outstanding, and none will be issued subject to the Certificate of Designations.

THIRD: That, in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Company is hereby amended to eliminate all reference to the Series B Preferred Stock.

FOURTH: That, in accordance with Section 103 of the General Corporation Law of the State of Delaware, this Certificate constitutes the act and deed of the Company, and the facts stated in this Certificate are true.

[Signatures set forth on following page.]

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed as of July 29, 2011.

POSITIVEID CORPORATION

William J. Caragol
President and Chief Financial Officer

ACKNOWLEDGED BY:

Allison Tomek
Secretary

#10496740 v2

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:18 AM 08/11/2011
FILED 08:19 AM 08/11/2011
SRV 110909803 - 3414073 FILE

Certificate of Elimination

To Eliminate the
Series D Preferred Stock
of
PositiveID Corporation

PositiveID Corporation, a company organized and existing under the General Corporation Law of the State of Delaware (the "Company"), hereby certifies:

FIRST: That the Board of Directors of the Company adopted the following resolutions at a duly called and noticed meeting of the Board of Directors:

Elimination of the Series D Preferred Stock

WHEREAS, pursuant to authority expressly granted by the provisions of the Second Amended and Restated Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation"), the Board of Directors of the Company created and authorized the issuance of a series of preferred stock, designated "Series D Preferred Stock", par value $0.001 per share, of the Company (the "Series D Preferred Stock"), consisting of 2,500 shares, and thereby fixed the designation, dividend rights, voting powers, rights on liquidation or dissolution and other preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the shares of such series (in addition to any thereof set forth in the Certificate of Incorporation that are applicable to the Company's preferred stock of all series) as set forth in a Certificate of Designations of Preferences, Rights, and Limitations with respect to such series filed with the Secretary of State of the State of Delaware on July 26, 2011 (the "Certificate of Designations"); and

WHEREAS, none of the authorized shares of Series D Preferred Stock are outstanding, and none will be issued subject to the Certificate of Designations.

NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable and in the best interest of the Company that the Company eliminate all authorized shares of Series D Preferred Stock and that, in connection with such elimination of the Series D Preferred Stock, the Company eliminate in all respects the Certificate of Designations; and further

RESOLVED, that for purposes of these resolutions the term "Appropriate Officers" shall mean and include the Chief Executive Officer and the President of the Company, and each of them, and shall also mean and include the Secretary and any Assistant Secretary, and each of them, where necessary or convenient to attest to or acknowledge any act and deed of any of the aforesaid officers by and on behalf of the Company, whether under the seal of the Company or not; and further

RESOLVED, that the elimination of all of the authorized shares of Series D Preferred Stock and the elimination in all respects of the Certificate of Designations be, and hereby are, authorized and approved, and the Appropriate Officers are, and each of them hereby is,

authorized, empowered and directed to execute and acknowledge a Certificate of Elimination reflecting the elimination of all of the authorized shares of Series D Preferred Stock and the elimination in all respects of the Certificate of Designations, and to file such Certificate of Elimination with the Secretary of State of the State of Delaware."

SECOND: That the Certificate of Designations with respect to the Series D Preferred Stock was filed in the office of the Secretary of State of the State of Delaware on July 26, 2011. None of the authorized shares of Series D Preferred Stock are outstanding, and none will be issued subject to the Certificate of Designations.

THIRD: That, in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Company is hereby amended to eliminate all reference to the Series D Preferred Stock.

FOURTH: That, in accordance with Section 103 of the General Corporation Law of the State of Delaware, this Certificate constitutes the act and deed of the Company, and the facts stated in this Certificate are true.

[Signatures set forth on following page.]

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed as of July 29, 2011.

POSITIVEID CORPORATION

William J. Caragol
President and Chief Financial Officer

ACKNOWLEDGED BY:

Allison Tomek
Secretary

#10510996 v1

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:18 AM 08/11/2011
FILED 08:20 AM 08/11/2011
SRV 110909806 - 3414073 FILE

Certificate of Elimination

To Eliminate the
Series E Preferred Stock
of
PositiveID Corporation

PositiveID Corporation, a company organized and existing under the General Corporation Law of the State of Delaware (the "Company"), hereby certifies:

FIRST: That the Board of Directors of the Company adopted the following resolutions at a duly called and noticed meeting of the Board of Directors:

Elimination of the Series E Preferred Stock

WHEREAS, pursuant to authority expressly granted by the provisions of the Second Amended and Restated Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation"), the Board of Directors of the Company created and authorized the issuance of a series of preferred stock, designated "Series E Preferred Stock", par value $0.001 per share, of the Company (the "Series E Preferred Stock"), consisting of 6,000 shares, and thereby fixed the designation, dividend rights, voting powers, rights on liquidation or dissolution and other preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the shares of such series (in addition to any thereof set forth in the Certificate of Incorporation that are applicable to the Company's preferred stock of all series) as set forth in a Certificate of Designations of Preferences, Rights, and Limitations with respect to such series filed with the Secretary of State of the State of Delaware on July 26, 2011 (the "Certificate of Designations"); and

WHEREAS, none of the authorized shares of Series E Preferred Stock are outstanding, and none will be issued subject to the Certificate of Designations.

NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable and in the best interest of the Company that the Company eliminate all authorized shares of Series E Preferred Stock and that, in connection with such elimination of the Series E Preferred Stock, the Company eliminate in all respects the Certificate of Designations; and further

RESOLVED, that for purposes of these resolutions the term "Appropriate Officers" shall mean and include the Chief Executive Officer and the President of the Company, and each of them, and shall also mean and include the Secretary and any Assistant Secretary, and each of them, where necessary or convenient to attest to or acknowledge any act and deed of any of the aforesaid officers by and on behalf of the Company, whether under the seal of the Company or not; and further

RESOLVED, that the elimination of all of the authorized shares of Series E Preferred Stock and the elimination in all respects of the Certificate of Designations be, and hereby are, authorized and approved, and the Appropriate Officers are, and each of them hereby is,

authorized, empowered and directed to execute and acknowledge a Certificate of Elimination reflecting the elimination of all of the authorized shares of Series E Preferred Stock and the elimination in all respects of the Certificate of Designations, and to file such Certificate of Elimination with the Secretary of State of the State of Delaware."

SECOND: That the Certificate of Designations with respect to the Series E Preferred Stock was filed in the office of the Secretary of State of the State of Delaware on July 26, 2011. None of the authorized shares of Series E Preferred Stock are outstanding, and none will be issued subject to the Certificate of Designations.

THIRD: That, in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Company is hereby amended to eliminate all reference to the Series E Preferred Stock.

FOURTH: That, in accordance with Section 103 of the General Corporation Law of the State of Delaware, this Certificate constitutes the act and deed of the Company, and the facts stated in this Certificate are true.

[Signatures set forth on following page.]

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed as of July 29, 2011.

POSITIVEID CORPORATION

William J. Caragol
President and Chief Financial Officer

ACKNOWLEDGED BY:

Allison Tomek
Secretary

#10511070_v1

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "POSITIVEID CORPORATION", FILED IN THIS OFFICE ON THE TWELFTH DAY OF JANUARY, A.D. 2012, AT 9:40 O'CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Jeffrey W. Bullock, Secretary of State

3414073 8100

120039207

AUTHENTICATION: 9292291

DATE: 01-12-12

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:45 AM 01/12/2012
FILED 09:40 AM 01/12/2012
SRV 120039207 - 3414073 FILE

Certificate of Elimination

**To Eliminate the
Series G Preferred Stock
of
PositiveID Corporation**

PositiveID Corporation, a company organized and existing under the General Corporation Law of the State of Delaware (the "Company"), hereby certifies:

FIRST: That the Board of Directors of the Company adopted the following resolutions at a duly called and noticed meeting of the Board of Directors:

Elimination of the Series G Preferred Stock

WHEREAS, pursuant to authority expressly granted by the provisions of the Second Amended and Restated Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation"), the Board of Directors of the Company created and authorized the issuance of a series of preferred stock, designated "Series G Preferred Stock", par value $0.001 per share, of the Company (the "Series G Preferred Stock"), consisting of 6,000 shares, and thereby fixed the designation, dividend rights, voting powers, rights on liquidation or dissolution and other preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the shares of such series (in addition to any thereof set forth in the Certificate of Incorporation that are applicable to the Company's preferred stock of all series) as set forth in a Certificate of Designations of Preferences, Rights, and Limitations with respect to such series filed with the Secretary of State of the State of Delaware on July 27, 2011 (the "Certificate of Designations"); and

WHEREAS, none of the authorized shares of Series G Preferred Stock are outstanding, and none will be issued subject to the Certificate of Designations.

NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable and in the best interest of the Company that the Company eliminate all authorized shares of Series G Preferred Stock and that, in connection with such elimination of the Series G Preferred Stock, the Company eliminate in all respects the Certificate of Designations; and further

RESOLVED, that for purposes of these resolutions the term "Appropriate Officers" shall mean and include the Chief Executive Officer and the Chief Financial Officer of the Company, and each of them, and shall also mean and include the Secretary and any Assistant Secretary, and each of them, where necessary or convenient to attest to or acknowledge any act and deed of any of the aforesaid officers by and on behalf of the Company, whether under the seal of the Company or not; and further

RESOLVED, that the elimination of all of the authorized shares of Series G Preferred Stock and the elimination in all respects of the Certificate of Designations be, and hereby are, authorized and approved, and the Appropriate Officers are, and each of them hereby is,

authorized, empowered and directed to execute and acknowledge a Certificate of Elimination reflecting the elimination of all of the authorized shares of Series G Preferred Stock and the elimination in all respects of the Certificate of Designations, and to file such Certificate of Elimination with the Secretary of State of the State of Delaware."

SECOND: That the Certificate of Designations with respect to the Series G Preferred Stock was filed in the office of the Secretary of State of the State of Delaware on July 27, 2011. None of the authorized shares of Series G Preferred Stock are outstanding, and none will be issued subject to the Certificate of Designations.

THIRD: That, in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Company is hereby amended to eliminate all reference to the Series G Preferred Stock.

FOURTH: That, in accordance with Section 103 of the General Corporation Law of the State of Delaware, this Certificate constitutes the act and deed of the Company, and the facts stated in this Certificate are true.

[Signatures set forth on following page.]

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed as of January 10th, 2012.

POSITIVEID CORPORATION

William J. Caragol
Chief Executive Officer

ACKNOWLEDGED BY:

Allison Tomek
Secretary

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "POSITIVEID CORPORATION", FILED IN THIS OFFICE ON THE TWELFTH DAY OF JANUARY, A.D. 2012, AT 3:15 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

3414073 8100

120042580

You may verify this certificate online at corp.delaware.gov/authver.shtml

Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 9296168

DATE: 01-13-12

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:34 PM 01/12/2012
FILED 03:15 PM 01/12/2012
SRV 120042580 - 3414073 FILE

POSITIVEID CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES H PREFERRED STOCK

The undersigned, William J. Caragol and Bryan D. Happ, hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of PositiveID Corporation, a Delaware corporation (the "**Corporation**").

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock, of which 400 shares have been previously designated as Series C Preferred Stock of which none are currently issued and outstanding, and 2,500 shares have been previously designated as Series F Preferred Stock of which 1,500 are currently issued and outstanding.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.001 par value per share (the "**Preferred Stock**"), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Certificate of Designations of Preferences, Rights and Limitations of Series H Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series H Preferred Stock, which will consist of up to 500 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

I. Terms of Preferred Stock.

A. Designation, Amount and Par Value. The series of Preferred Stock will be designated as the Corporation's Series H Preferred Stock (the "**Series H Preferred Stock**") and the number of shares so designated will be 500, which will not be subject to increase without any consent of the holders of the Series H Preferred Stock (each a "**Holder**" and collectively, the

"**Holders**") that may be required by applicable law. Each share of Series H Preferred Stock will have a par value of $0.001 per share.

B. <u>**Ranking and Voting**</u>.

1. <u>**Ranking**</u>. The Series H Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and *pari passu* in right of liquidation with the Corporation's common stock, par value $0.01 per share ("**Common Stock**"); (b) junior in right of dividends and liquidation with respect to the Series C Preferred Stock; (c) pari passu in right of dividends and liquidation with respect to the Series F Preferred Stock; and (d) junior to all existing and future indebtedness of the Corporation.

2. <u>**Voting**</u>. Without the prior written consent of a majority of Holders, the Company may not issue any Series C Preferred Stock, Series F Preferred Stock, or Preferred Stock that is not junior to the Series H Preferred Stock in right of dividends and liquidation. Except as required by applicable law or as set forth herein, the holders of shares of Series H Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

C. <u>**Dividends and Other Distributions**</u>. Commencing on the date of the issuance of any such shares of Series H Preferred Stock (each respectively an "**Issuance Date**"), Holders of Series H Preferred Stock will be entitled to receive quarterly dividends on each outstanding share of Series H Preferred Stock ("**Dividends**"), which are payable at the Corporation's election, in cash or shares of the Corporation's Common Stock, at a rate (the "**Dividend Rate**") equal to 4.50% per annum from the Issuance Date, subject to adjustment as provided herein. Accrued Dividends will be payable on the last business day of each calendar quarter, and upon redemption of the Series H Preferred Stock in accordance with **Section I.F.**

1. Any calculation of the amount of such Dividends payable pursuant to the provisions of this **Section I.C.** will be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.

2. So long as any shares of Series H Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock. The Common Stock will not be redeemed while the Series H Preferred Stock is outstanding.

3. <u>**Credit Risk Adjustment**</u>. Notwithstanding the foregoing, the Dividend Rate shall adjust upward by an amount equal to the Credit Spread Adjustment for each amount equal to the Adjustment Factor, if any, that the Measuring Metric falls below the Triggering Level; provided, however, that in no event shall the Dividend Rate exceed the Maximum Rate.

D. <u>**Protective Provision**</u>. So long as any shares of Series H Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series H Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series H Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series H Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series H Preferred Stock, (v) liquidate, dissolve or wind-up the business and

affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (vi) enter into any agreement with respect to the foregoing.

1. A "**Deemed Liquidation Event**" will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2. The Corporation will not have the power to effect a Deemed Liquidation Event referred to in **Section I.D.1** unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with **Section I.E**.

E. **Liquidation**.

1. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, pari passu with any distribution or payment made to the holders of Common Stock by reason of their ownership thereof, the Holders of Series H Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series H Preferred Stock equal to $1,000.00, plus any accrued but unpaid Dividends thereon (collectively, the "**Series H Liquidation Value**"). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series H Preferred Stock are not paid in full, the holders of shares of Series H Preferred Stock will share equally and ratably with the holders of shares of Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled

2. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F. **Redemption.**

1. **Corporation's Redemption Option.** Upon or after the tenth anniversary of the Issuance Date, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series H Preferred Stock, at a price per share equal to 100% of the Series H Liquidation Value (the "**Corporation Redemption Price**").

2. **Early Redemption.** Prior to redemption pursuant to **Section I.F.1** hereof, the Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series H Preferred Stock at any time or times after the Issuance Date of such Series H Preferred Stock, at a price per share (the "**Early Redemption Price**") equal to the sum of the following: (a) the Corporation Redemption Price, plus (b) the total cumulative amount of Dividends that otherwise would have been payable through the tenth anniversary of the Issuance Date (excluding any accrued but unpaid Dividends), less (c) any Dividends that have been paid.

3. **Mandatory Redemption.** If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation will redeem the Series H Preferred Stock at the applicable Early Redemption Price set forth in **Section I.F.2.**

4. **Mechanics of Redemption.** If the Corporation elects to redeem any of the Holders' Series H Preferred Stock then outstanding, it will deliver written notice thereof via facsimile and overnight courier ("**Notice of Redemption at Option of Corporation**") to each Holder, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series H Preferred Stock that the Corporation is electing to redeem and (b) the applicable Early Redemption Price or Corporation Redemption Price.

5. **Payment of Redemption Price.** Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder will promptly submit to the Corporation such Holder's Series H Preferred Stock certificates. Upon receipt of such Holder's Series H Preferred Stock certificates, the Corporation will pay the Corporation Redemption Price or Early Redemption Price, as applicable, to such Holder in cash.

G. **Conversion.**

1. **Mechanics of Conversion.**

a. Subject to the terms and conditions hereof, one or more of the Series H Preferred Stock may be converted, in part or in whole, into shares of Common Stock, at any time or times after the Issuance Date, at the option of Holder or the Corporation, by (i) if at the option of Holder, delivery of a written notice to the Corporation (the "**Holder Conversion Notice**"), of the Holder's election to convert the Series H Preferred Stock, or (ii) if at the option of the Corporation, if the Equity Conditions are met, delivery of a written notice to Holder (the "**Corporation Conversion Notice**" and, with the Holder Conversion Notice, each a "**Conversion Notice**"), of the Corporation's election to convert the Series H Preferred Stock. On the same Trading Day on which the Corporation has received the Holder Conversion Notice or issued the Corporation Conversion Notice (as the case may be) by 11:59 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Corporation Conversion Notice to the Holder and the Corporation's transfer agent (the

"**Transfer Agent**") and shall authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such Conversion Notice to Holder's or its designee's balance account with The Depository Trust Corporation (DTC) Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

b. No fractional shares of Common Stock are to be issued upon conversion of Series H Preferred Stock, but rather the Corporation shall issue to Holder scrip or warrants in registered form (certificated or uncertificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

c. The Holder shall not be required to deliver the original certificates for the Series H Preferred Stock in order to effect a conversion hereunder.

d. The Corporation shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.

2. **Holder Conversion.** In the event of a conversion of any Series H Preferred Stock pursuant to an Holder Conversion Notice, the Corporation shall issue to the Holder of such Series H Preferred Stock a number of Conversion Shares equal to (a) the Early Redemption Price multiplied by (b) the number of such Series H Preferred Stock subject to the Holder Conversion Notice divided by (c) the Conversion Price with respect to such Series H Preferred Stock.

3. **Corporation Conversion.** In the event that the Closing Price of the Common Stock exceeds 200% of the Conversion Price with respect to a Series H Preferred Stock for any 20 consecutive Trading Days, upon a conversion of any Series H Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series H Preferred Stock a number of Conversion Shares equal to (a) the Early Redemption Price multiplied by (b) the number of such Series H Preferred Stock subject to the Corporation Conversion Notice divided by (c) the Conversion Price with respect to such Series H Preferred Stock.

4. **Stock Splits.** If the Corporation at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4.c shall become effective at the close of business on the date the subdivision or combination becomes effective.

5. **Rights.** In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "**Purchase Rights**"), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the

grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6. Definitions. For purposes of this Section I.G, the following terms shall have the following meanings:

a. **"Adjustment Factor"** means $0.010 per share of Common Stock.

a. **"Announcement Date"** with respect to a share of Series H Preferred Stock shall mean the Announcement Date established for the issuance of such Series H Preferred Stock under the Preferred Stock Purchase Agreement pursuant to which such Series H Preferred Stock was issued to the Holder thereof.

b. **"Conversion Price"** means a price per share of Common Stock equal to $0.150 per share of Common Stock, subject to adjustment as otherwise provided herein.

c. **"Conversion Shares"** means shares of Common Stock issuable upon conversion of Series H Preferred Stock.

d. **"Closing Price"** means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the holder.

e. **"Credit Spread Adjustment"** means 98.2350 basis points.

f. **"Equity Conditions"** means (i) on each day during the period beginning 30 Trading Days prior to the applicable date of determination and ending 30 Trading Days after the applicable date of determination (the **"Equity Conditions Measuring Period"**), the Common Stock is designated for quotation on the Trading Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (ii) during the Equity Conditions Measuring Period, the Corporation shall have delivered Conversion Shares upon all conversions or redemptions of the Series H Preferred Stock in accordance with their terms to the Holder on a timely basis; (iii) the Corporation shall have no knowledge of any fact that would cause all of the following (1) the registration statement not to be effective and available for the issuance of the Conversion Shares; (2) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of

the Conversion Shares and (3) Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Series H Preferred Stock; (iv) a minimum of $500,000 in aggregate trading volume has traded on the Trading Market during the 20 Trading Dates prior to the date of determination; and (v) the Corporation otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document.

g. **"Maximum Rate"** means 10.0% *per annum*.

h. **"Measuring Metric"** means the Closing Price of the Common Stock on any Trading Day following the Issuance Date of the Series H Preferred Stock.

i. **"Trading Day"** means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

j. **"Trading Market"** means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

k. **"Triggering Level"** means $0.1250 per share of Common Stock.

l. **"VWAP"** means, for any Trading Day, the volume-weighted average price, calculated by dividing the aggregate value of Common Stock traded on the Trading Market during regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on the Trading Market for such Trading Day.

7. **Conversion Limitation**. Notwithstanding any other provision, at no time may the Corporation or Holder deliver a Conversion Notice if the number of Conversion Shares to be received pursuant to such Conversion Notice, aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by Holder, would result in Holder owning, on the date of delivery of the Conversion Notice, more than 9.99% of all Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. No Corporation Conversion Notice may be issued with respect to more than 100 Preferred Shares in any 10 Trading Day period.

H. **Register**. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series H Preferred Stock. Upon the surrender of any certificate representing Series H Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

II. **Miscellaneous**.

A. **Notices**. Any and all notices to the Corporation will be addressed to the Corporation's Chief Executive Officer at the Corporation's principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this **Section II.A** prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

B. **Lost or Mutilated Preferred Stock Certificate**. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series H Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C. **Headings**. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, chief financial officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series H Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 12th day of January 2012.

Signed: ________________
Name: William L Carragol
Title: Chief Executive Officer

Signed: ________________
Name: Bryan D Happ
Title: Chief Financial Officer

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "POSITIVEID CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF JANUARY, A.D. 2012, AT 10:49 O'CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Jeffrey W. Bullock, Secretary of State

3414073 8100

120093481

AUTHENTICATION: 9325454

DATE: 01-27-12

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:55 AM 01/27/2012
FILED 10:49 AM 01/27/2012
SRV 120093481 - 3414073 FILE

SECOND CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS PREVIOUSLY AMENDED,
OF
POSITIVEID CORPORATION

PositiveID Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law, through its duly authorized officer and by authority of its Board of Directors, does hereby certify that:

1. The name of the corporation (hereinafter called the "Corporation") is PositiveID Corporation, formerly known as VeriChip Corporation. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of the State of Delaware was November 29, 2001.

2. The Board of Directors of the Corporation duly adopted resolutions setting forth proposed amendments (the "Certificate of Amendment") to the Second Amended and Restated Certificate of Incorporation, as previously amended (the "Certificate of Incorporation"), declaring said amendments to be advisable and directing that said amendments be submitted to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation be amended by changing the first paragraph of Article numbered "IV" so that, as amended, said paragraph shall be and read as follows:

"The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 180,000,000 shares, consisting of 175,000,000 shares of common stock, par value $0.01 per share (the "***Common Stock***") and 5,000,000 shares of preferred stock, par value $0.001 per shares (the "***Preferred Stock***")."

3. Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held, on January 27, 2012 upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Amendment.

4. The foregoing Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

NOW, THEREFORE, the Corporation has caused this Certificate of Amendment to be signed this 27th day of January, 2012.

POSITIVEID CORPORATION

By: ______________________
Name: William J. Caragol
Title: Chief Executive Officer

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "POSITIVEID CORPORATION", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF MAY, A.D. 2012, AT 1:22 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Jeffrey W. Bullock, Secretary of State

3414073 8100

120676709

AUTHENTICATION: 9608989

DATE: 05-31-12

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:25 PM 05/31/2012
FILED 01:22 PM 05/31/2012
SRV 120676709 - 3414073 FILE

THIRD CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION,
AS PREVIOUSLY AMENDED,
OF
POSITIVEID CORPORATION

PositiveID Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law, through its duly authorized officer and by authority of its Board of Directors, does hereby certify that:

1. The name of the corporation (hereinafter called the "Corporation") is PositiveID Corporation, formerly known as VeriChip Corporation. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of the State of Delaware was November 29, 2001.

2. The Board of Directors of the Corporation duly adopted resolutions setting forth proposed amendments (the "Certificate of Amendment") to the Second Amended and Restated Certificate of Incorporation, as previously amended (the "Certificate of Incorporation"), declaring said amendments to be advisable and directing that said amendments be submitted to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation be amended by changing the first paragraph of Article numbered "IV" so that, as amended, said paragraph shall be and read as follows:

"The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 475,000,000 shares, consisting of 470,000,000 shares of common stock, par value $0.01 per share (the "***Common Stock***") and 5,000,000 shares of preferred stock, par value $0.001 per shares (the "***Preferred Stock***")."

3. Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held, on May 31, 2012 upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Amendment.

4. The foregoing Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

NOW, THEREFORE, the Corporation has caused this Certificate of Amendment to be signed this 31st day of May, 2012.

POSITIVEID CORPORATION

By: ______________________
Name: William J. Caragol
Title: Chief Executive Officer

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